UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-5883

                           DREYFUS INDEX FUNDS, INC.
               (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6855


Date of fiscal year end:        October 31st


Date of reporting period:       April 30, 2003






                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.



Dreyfus
Smallcap
Stock Index Fund


SEMIANNUAL REPORT April 30, 2003


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            24   Statement of Financial Futures

                            25   Statement of Assets and Liabilities

                            26   Statement of Operations

                            27   Statement of Changes in Net Assets

                            28   Financial Highlights

                            29   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                     Smallcap Stock Index Fund

LETTER FROM THE CHAIRMAN
Dear Shareholder:

This semiannual report for Dreyfus Smallcap Stock Index Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Tom Durante. We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets. Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery. What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk. Thank you for your continued confidence and support. Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003

DISCUSSION OF FUND PERFORMANCE

Steve Falci and Tom Durante, Portfolio Managers

How did Dreyfus Smallcap Stock Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, Dreyfus Smallcap Stock Index Fund produced a total return of 3.34%.1 The Standard & Poor's SmallCap 600 Index (the "S&P 600 Index"), produced a 3.54% return for the same period.2,3 We attribute the fund's performance to an improvement in investor sentiment as the war with Iraq came to an end. The fund's strongest returns during the reporting period stemmed from banks and thrifts, homebuilders and technology companies. The difference in returns was primarily the result of transaction costs and other fund operating expenses. What is the fund's investment approach?

The fund seeks to match the total return of the S&P 600 Index. To reach this goal, the fund generally invests in approximately 575 to 600 of the stocks listed in the S&P 600 Index, in proportion to their weighting in the S&P 600 Index. While the portfolio managers strive to own the vast majority of the stocks in the S&P 600 Index, they may avoid some very small, less liquid names. Often considered a barometer for the small-cap stock market in general, the S&P 600 Index is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 600 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks. As an index fund, the fund uses a passive management approach: all investment decisions are made based on the composition of the S&P 600 Index. The fund does not attempt to manage market volatility. Small-cap stocks are often those of new and entrepreneurial companies and tend to grow faster than large-cap companies. They also typically use any profits for expansion rather than for paying dividends. Compared to larger, more established companies, small companies are subject to more erratic market movements and may carry additional risks because, among other things, their revenues and earnings also tend to be less predictable. As a result, their stocks may be less liquid and more volatile. What other factors influenced the fund's performance?

The fund and small-cap stock market were influenced primarily by a generally weak economy, uncertainties surrounding the impending war with Iraq during most of the reporting period and, eventually, the war's successful resolution. Many investors had limited their investments in stocks, choosing instead to invest in bonds or real estate, which they perceived as more stable investment alternatives when the reporting period began. In addition, many investors kept relatively large amounts of cash in money market funds, despite yields that hovered near historical lows. It appeared that investors began to put some of their cash to work in the stock market later in the reporting period, when the successful and rapid conclusion to the Iraq war cleared up some of the uncertainties that previously had hindered the markets. As investors turned their attention from the war to business fundamentals and economic trends, homebuilding stocks gained value. While mortgage rates were reaching historical lows, demand for new homes remained high. Smaller banks and thrifts also benefited from low short-term interest rates as a record number of homeowners refinanced existing mortgages and established new ones. While large-cap banks have diversified businesses that include asset management and insurance products, smaller banks and thrifts tend to be focused on traditional commercial and retail banking in their local markets, and they benefited accordingly from heightened demand for mortgages. In the technology sector, electronic equipment companies posted attractive returns during the reporting period, primarily due to greater consumer demand for products such as flat screen televisions and wireless networking equipment. On the other hand, small health care stocks posted mixed returns. While hospitals suffered due to concerns regarding reimbursements from the state and federal governments, medical products companies posted strong returns as demand for home-care devices strengthened. Finally, defense stocks generally posted disappointing returns after the war's quick resolution and amid delays in the space shuttle program.

What is the fund's current strategy?

As an index fund,  our strategy  remains the same:  to attempt to replicate  the return of the S&P 600 Index by investing in most of the S&P 600 Index's 600 small-cap stocks in proportion to their weight in the Index. We must continue to be mindful of the heightened volatility that has affected the U.S. stock market for some time now. We believe it is especially important during volatile times to diversify across many industry groups and stocks to mitigate losses in any particular group or holding. In our view, broadly diversified index funds continue to represent a prudent choice for some investors' equity portfolios.

May 15, 2003

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. - Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor's SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.

3 "Standard & Poor's," "S&P," and "Standard & Poor's SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



COMMON STOCKS--99.7%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.1%

DIMON                                                                                            24,600                  161,376

CONSUMER CYCLICAL--18.1%

A. T. Cross , Cl. A                                                                               7,000  (a)              35,840

AFC Enterprises                                                                                  16,600  (a)             262,280

Action Performance Cos.                                                                          10,000                  184,900

Advanced Marketing Services                                                                      10,000  (a)             117,800

Albany International, Cl. A                                                                      17,500                  415,450

Angelica                                                                                          6,400                  107,456

AnnTaylor Stores                                                                                 25,500  (a)             603,330

Applica                                                                                          14,000                   73,500

Arctic Cat                                                                                       14,500                  264,190

Argosy Gaming                                                                                    16,700  (a)             340,179

Ashworth                                                                                          6,000  (a)              34,320

Atlantic Coast Airlines Holdings                                                                 26,700  (a)             222,945

Aztar                                                                                            22,300  (a)             317,552

Bally Total Fitness Holdings                                                                     18,500  (a)             117,475

Bassett Furniture                                                                                 6,600                   81,114

Brown Shoe                                                                                       11,100                  324,453

Burlington Coat Factory Warehouse                                                                26,800                  475,700

CEC Entertainment                                                                                16,550  (a)             498,321

CPI                                                                                               5,000                   66,750

Casey's General Stores                                                                           28,000                  362,600

Cato, Cl. A                                                                                      15,600                  319,800

Children's Place Retail Stores                                                                   13,400  (a)             203,680

Christopher & Banks                                                                              14,550  (a)             366,078

Coachmen Industries                                                                               8,700                  110,055

Concord Camera                                                                                    8,600  (a)              48,332

Cost Plus                                                                                        11,600  (a)             356,468

Department 56                                                                                     8,500  (a)             100,300

Dress Barn                                                                                       17,500  (a)             262,850

Duane Reade                                                                                      11,200  (a)             150,640

Enesco Group                                                                                      6,000  (a)              47,520

Ethan Allen Interiors                                                                            22,100                  744,328

Fedders                                                                                          10,670                   37,345

Footstar                                                                                         11,000  (a)             101,750

Fossil                                                                                           26,250  (a)             479,850

Fred's                                                                                           15,000                  486,750


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Genesco                                                                                          11,700  (a)             175,500

Goody's Family Clothing                                                                          17,000  (a)              83,640

Great Atlantic & Pacific                                                                         18,900  (a)             115,290

Group 1 Automotive                                                                               12,300  (a)             338,373

Gymboree                                                                                         17,000  (a)             284,070

Haggar                                                                                            1,600                   16,640

Hancock Fabrics                                                                                  10,700                  166,920

Harman International Industries                                                                  18,500                1,231,915

Haverty Furniture                                                                                12,200                  171,410

Hot Topic                                                                                        17,700  (a)             432,765

Huffy                                                                                             2,900  (a)              16,791

IHOP                                                                                             12,000                  315,600

Insight Enterprises                                                                              23,400  (a)             176,436

Interface, Cl. A                                                                                 24,000                   86,400

Intermet                                                                                         13,000                   48,360

J. Jill Group                                                                                    11,000  (a)             157,850

Jack in the Box                                                                                  20,800  (a)             370,240

Jakks Pacific                                                                                    13,000  (a)             169,000

Jo-Ann Stores, Cl. A                                                                             11,900  (a)             309,400

K-Swiss                                                                                          10,600                  315,138

K2                                                                                               14,700  (a)             140,091

Kellwood                                                                                         15,000                  444,300

La-Z Boy                                                                                         31,700                  619,101

Landry's Restaurants                                                                             16,700                  312,290

Linens 'n Things                                                                                 24,000  (a)             508,560

Lone Star Steakhouse & Saloon                                                                    13,000  (a)             272,610

Men's Wearhouse                                                                                  23,200  (a)             386,280

Mesa Air Group                                                                                   20,600  (a)             110,828

Midas                                                                                             6,800  (a)              54,740

Monaco Coach                                                                                     15,250  (a)             206,180

Movie Gallery                                                                                    18,500  (a)             342,084

NBTY                                                                                             38,400  (a)             595,200

National Presto Industries                                                                        4,200                  124,320

Nautica Enterprises                                                                              19,100  (a)             217,358

Nautilus Group                                                                                   20,000                  254,000

O'Charleys                                                                                       10,900  (a)             220,616

O'Reilly Automotive                                                                              29,800  (a)             883,868

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

OshKosh B'Gosh, Cl. A                                                                             7,300                  221,774

Oshkosh Truck                                                                                     9,800                  548,800

Oxford Industries                                                                                 5,000                  167,500

P.F. Chang's China Bistro                                                                        13,700  (a)             574,030

Pacific Sunwear of California                                                                    28,575  (a)             652,367

Panera Bread, Cl. A                                                                              16,300  (a)             554,689

Papa John's International                                                                        11,800  (a)             280,604

Pep Boys-Manny, Moe & Jack                                                                       31,000                  265,360

Phillips-Van Heusen                                                                              16,100                  213,808

Pinnacle Entertainment                                                                           12,500  (a)              66,750

Polaris Industries                                                                               13,400                  708,458

Prime Hospitality                                                                                20,300  (a)             135,198

Quicksilver                                                                                      15,500  (a)             505,300

RARE Hospitality International                                                                   12,800  (a)             372,864

Russ Berrie & Co.                                                                                13,000                  427,440

Russell                                                                                          19,500                  372,840

Ryan's Family Steak Houses                                                                       26,100  (a)             323,379

SCP Pool                                                                                         14,125  (a)             466,266

Salton                                                                                            6,300  (a)              80,640

School Specialty                                                                                 10,700  (a)             198,699

ShopKo Stores                                                                                    16,500  (a)             198,495

Shuffle Master                                                                                   10,800  (a)             247,320

SkyWest                                                                                          34,000                  434,860

Sonic                                                                                            22,137  (a)             597,920

Steak n Shake                                                                                    13,278  (a)             153,626

Stein Mart                                                                                       23,400  (a)             127,998

Stride Rite                                                                                      22,300                  196,463

Sturm Ruger                                                                                      16,600                  147,740

TBC                                                                                              12,800  (a)             204,800

Thor Industries                                                                                  16,700                  534,066

Too                                                                                              19,500  (a)             361,920

Toro                                                                                             15,000                  559,650

Tower Automotive                                                                                 31,500  (a)              88,200

Tractor Supply                                                                                   10,800  (a)             457,380

Triarc                                                                                           10,500  (a)             290,850

Ultimate Electronics                                                                              5,500  (a)              46,475

Urban Outfitters                                                                                 11,000  (a)             328,020


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

WMS Industries                                                                                   15,500  (a)             209,095

Wabash National                                                                                  13,900  (a)             130,382

Wet Seal, Cl. A                                                                                  15,900  (a)             162,180

Winnebago Industries                                                                             10,500                  388,710

Wolverine World Wide                                                                             23,900                  440,716

Zale                                                                                             18,700  (a)             653,378

                                                                                                                      33,493,075

CONSUMER STAPLES--2.9%

American Italian Pasta, Cl. A                                                                     9,700  (a)             427,770

Coca-Cola Bottling                                                                                5,800                  294,106

Corn Products International                                                                      20,400                  609,552

Delta & Pine Land                                                                                21,033                  489,228

Flowers Foods                                                                                    17,900                  506,570

Hain Celestial Group                                                                             17,500  (a)             302,050

International Multifoods                                                                         12,300  (a)             235,545

J & J Snack Foods                                                                                 5,300  (a)             165,996

Lance                                                                                            15,200                  112,480

Libbey                                                                                            8,900                  200,072

Nash Finch                                                                                        6,500                   81,250

Nature's Sunshine Products                                                                        8,800                   83,336

Performance Food Group                                                                           24,900  (a)             873,492

Ralcorp Holdings                                                                                 16,800  (a)             418,320

United Natural Foods                                                                             10,200  (a)             297,738

WD-40                                                                                            10,000                  264,500

                                                                                                                       5,362,005

ENERGY--7.8%

American States Water                                                                             8,150                  210,596

Atmos Energy                                                                                     26,000                  592,280

Atwood Oceanics                                                                                   7,000  (a)             182,350

Cabot Oil & Gas                                                                                  18,000                  441,000

Cal Dive International                                                                           21,100  (a)             339,710

Carbo Ceramics                                                                                    8,100                  304,722

Cascade Natural Gas                                                                               6,000                  114,420

Cimarex Energy                                                                                   24,400  (a)             480,680

Dril-Quip                                                                                         9,600  (a)             147,648

Energen                                                                                          20,500                  672,400

Evergreen Resources                                                                              11,000  (a)             523,050

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Frontier Oil                                                                                     15,400                  260,568

Hydril                                                                                           13,000  (a)             309,530

Laclede Group                                                                                    10,200                  245,820

NUI                                                                                              10,000                  140,700

New Jersey Resources                                                                             16,000                  548,000

Newfield Exploration                                                                             29,000  (a)             997,310

Northwest Natural Gas                                                                            14,500                  374,535

NorthWestern                                                                                     19,300                   46,706

Nuevo Energy                                                                                     10,000  (a)             134,000

Oceaneering International                                                                        13,700  (a)             309,072

Patina Oil & Gas                                                                                 16,700                  576,651

Piedmont Natural Gas                                                                             19,000                  709,840

Plains Resources                                                                                 12,500  (a)             151,500

Prima Energy                                                                                      7,000  (a)             137,417

Remington Oil & Gas                                                                              14,700  (a)             230,349

St. Mary Land & Exploration                                                                      16,700                  427,854

Southern Union                                                                                   30,340  (a)             423,243

Southwest Gas                                                                                    18,600                  386,136

Southwestern Energy                                                                              21,800  (a)             290,158

Spinnaker Exploration                                                                            16,500  (a)             353,100

Stone Energy                                                                                     15,500  (a)             544,515

Swift Energy                                                                                     14,500  (a)             120,640

TETRA Technologies                                                                                8,300  (a)             220,780

Tom Brown                                                                                        21,800  (a)             534,536

UGI                                                                                              24,300                  767,880

Unit                                                                                             25,200  (a)             493,920

Veritas DGC                                                                                      18,700  (a)             128,095

Vintage Petroleum                                                                                34,900                  341,322

W-H Energy Services                                                                              15,500  (a)             279,000

                                                                                                                      14,492,033

HEALTH CARE--10.9%

Accredo Health                                                                                   25,125  (a)             371,096

Advanced Medical Optics                                                                          17,700                  248,331

Alpharma, Cl. A                                                                                  30,000                  559,500

American Medical Systems Holdings                                                                17,800  (a)             282,486

Amerigroup                                                                                       12,300  (a)             358,176

AmSurg                                                                                           12,200  (a)             316,834


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

ArQule                                                                                            7,500  (a)              29,550

ArthroCare                                                                                        9,200  (a)             140,576

Bio-Technology General                                                                           37,100  (a)             128,366

Biosite                                                                                           8,500  (a)             362,780

CIMA Labs                                                                                         7,800  (a)             188,370

CONMED                                                                                           17,400  (a)             303,108

Centene                                                                                           6,200  (a)             198,617

Cephalon                                                                                         30,600  (a)           1,249,704

Cooper Cos.                                                                                      18,200                  507,780

CryoLife                                                                                          8,550  (a)              64,980

Curative Health Services                                                                          7,600  (a)              95,000

Datascope                                                                                         8,600                  245,951

Diagnostic Products                                                                              16,500                  651,750

Enzo Biochem                                                                                     17,181  (a)             257,200

Haemonetics                                                                                      13,700  (a)             242,901

Hologic                                                                                          11,400  (a)             102,600

Hooper Holmes                                                                                    32,500                  196,625

ICU Medical                                                                                       9,000  (a)             286,020

IDEXX Laboratories                                                                               20,400  (a)             795,600

IMPATH                                                                                            8,800  (a)             129,360

INAMED                                                                                           11,700  (a)             436,293

Integra LifeSciences Holdings                                                                    14,300  (a)             381,667

Invacare                                                                                         18,000                  575,100

MGI Pharma                                                                                       12,000  (a)             173,280

Medicis Pharmaceutical, Cl. A                                                                    15,000  (a)             864,600

Mentor                                                                                           27,000                  499,770

Mid Atlantic Medical Services                                                                    27,500  (a)           1,197,625

Noven Pharmaceuticals                                                                            13,000  (a)             125,190

Orthodontic Centers of America                                                                   28,500  (a)             165,300

Osteotech                                                                                         7,800  (a)              81,588

Owens & Minor                                                                                    20,200                  375,720

Pediatrix Medical Group                                                                          15,100  (a)             481,237

PolyMedica                                                                                        7,800                  290,550

Possis Medical                                                                                    8,000  (a)             153,600

Priority Healthcare, Cl. B                                                                       24,618  (a)             561,290

Province Healthcare                                                                              27,350  (a)             273,500

Regeneron Pharmaceuticals                                                                        23,400  (a)             148,122

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

RehabCare Group                                                                                   9,600  (a)             167,808

Renal Care Group                                                                                 27,000  (a)             874,800

ResMed                                                                                           17,900  (a)             656,572

Respironics                                                                                      18,300  (a)             703,086

Sierra Health Services                                                                           17,900  (a)             297,140

Sola International                                                                               15,000  (a)             210,150

Sunrise Assisted Living                                                                          13,500  (a)             364,500

Sybron Dental Specialties                                                                        22,699  (a)             461,925

Techne                                                                                           24,200  (a)             537,482

Theragenics                                                                                      17,000  (a)              75,990

US Oncology                                                                                      50,000  (a)             359,000

Viasys Healthcare                                                                                14,200  (a)             230,040

Vital Signs                                                                                       8,000                  228,000

                                                                                                                      20,264,186

INTEREST SENSITIVE--14.9%

Anchor Bancorp Wisconsin                                                                         13,100                  303,265

BankUnited Financial, Cl. A                                                                      14,900  (a)             281,461

Boston Private Financial Holdings                                                                11,000                  207,350

Capital Automotive                                                                               16,200                  419,418

Cash America International                                                                       15,200                  155,952

Chittenden                                                                                       20,350                  550,468

Colonial Properties Trust                                                                        12,900                  438,729

Commercial Federal                                                                               26,400                  568,128

Community First Bankshares                                                                       22,800                  613,799

Cullen/Frost Bankers                                                                             28,000                  918,120

Delphi Financial Group, Cl. A                                                                    10,978                  483,581

Dime Community Bancshares                                                                        15,000                  345,900

Downey Financial                                                                                 16,080                  705,912

East West Bancorp                                                                                14,000                  473,900

Essex Property Trust                                                                             11,400                  626,658

Financial Federal                                                                                 9,100  (a)             203,840

First Bancorp                                                                                    23,350                  720,814

First Midwest Bancorp                                                                            25,675                  710,941

First Republic Bank                                                                               7,300  (a)             183,230

FirstFed Financial                                                                                9,000  (a)             292,410

Flagstar Bancorp                                                                                 17,600                  582,560

Fremont General                                                                                  44,700                  418,392


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

GBC Bancorp                                                                                       6,400                  175,808

Gables Residential Trust                                                                         12,500                  354,750

Glenborough Realty Trust                                                                         16,200                  268,596

Hilb, Rogal & Hamilton                                                                           19,500                  693,225

Hudson United Bancorp                                                                            25,780                  859,505

Irwin Financial                                                                                  16,900                  400,530

Jefferies Group                                                                                  15,200                  590,064

Kilroy Realty                                                                                    16,500                  409,530

LandAmerica Financial Group                                                                      10,900                  447,663

MAF Bancorp                                                                                      14,100                  476,016

NCO Group                                                                                        13,600  (a)             227,800

New Century Financial                                                                            14,800                  545,084

Philadelphia Consolidated Holding                                                                11,600  (a)             452,516

Presidential Life                                                                                18,300                  147,864

Provident Bankshares                                                                             15,124                  384,150

RLI                                                                                              14,500                  428,475

Raymond James Financial                                                                          26,900                  771,492

Republic Bancorp                                                                                 33,100                  429,969

Riggs National                                                                                   14,000                  193,760

SCPIE Holdings                                                                                    3,000                   27,750

SWS Group                                                                                         9,371                  155,277

Seacoast Financial Services                                                                      12,000                  226,440

Selective Insurance Group                                                                        15,500                  388,895

Shurgard Storage Centers, Cl. A                                                                  20,000                  653,400

South Financial Group                                                                            27,700                  678,650

Southwest Bancorporation of Texas                                                                18,400  (a)             625,232

Staten Island Bancorp                                                                            35,000                  600,600

Sterling Bancshares                                                                              26,100                  310,747

Stewart Information Services                                                                     10,500  (a)             280,140

Susquehanna Bancshares                                                                           22,700                  516,425

Trustco Bank                                                                                     41,844                  436,433

UCBH Holdings                                                                                    23,400                  595,296

UICI                                                                                             28,900  (a)             343,910

United Bankshares                                                                                22,700                  655,576

Washington Federal                                                                               39,640                  864,152

Waypoint Financial                                                                               19,300                  352,225

Whitney Holding                                                                                  22,550                  761,739

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Wintrust Financial                                                                               10,800                  328,320

Zenith National Insurance                                                                        11,500                  296,125

                                                                                                                      27,558,957

INTERNET--.3%

Netegrity                                                                                        15,000  (a)              71,100

PC-Tel                                                                                           10,900  (a)             100,062

Verity                                                                                           22,000  (a)             363,660

                                                                                                                         534,822

PRODUCER GOODS & SERVICES--21.2%

A. Schulman                                                                                      17,600                  287,918

A.M. Castle                                                                                       7,000  (a)              32,340

A.O. Smith                                                                                       17,450                  520,359

AAR                                                                                              16,550                   64,214

Acuity Brands                                                                                    24,300                  370,089

Alliant Techsystems                                                                              21,975  (a)           1,180,497

Apogee Enterprises                                                                               14,900                  154,066

Applied Industrial Technologies                                                                  11,800                  218,182

AptarGroup                                                                                       21,400                  736,588

Arch Chemicals                                                                                   13,500                  287,955

Arkansas Best                                                                                    14,000                  354,900

Astec Industries                                                                                  3,000  (a)              24,540

Baldor Electric                                                                                  19,933                  443,310

Barnes Group                                                                                     11,600                  244,064

Belden                                                                                           13,200                  156,948

Brady, Cl. A                                                                                     13,500                  452,385

Briggs & Stratton                                                                                12,200                  550,708

Brooks Automation                                                                                15,700  (a)             132,979

Brush Engineered Materials                                                                        8,000  (a)              42,400

Buckeye Technologies                                                                             13,200  (a)              69,960

Building Materials Holding                                                                        8,000                   99,280

Butler Manufacturing                                                                              3,800                   62,244

C&D Technologies                                                                                 14,700                  195,510

CLARCOR                                                                                          14,750                  551,798

CUNO                                                                                              9,300  (a)             333,312

Cable Design Technologies                                                                        19,625  (a)             135,609

Cambrex                                                                                          14,200                  247,080

Caraustar Industries                                                                             12,200  (a)              83,936


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Century Aluminum                                                                                 10,700                   71,155

Champion Enterprises                                                                              1,000  (a)               2,420

Chesapeake                                                                                        8,100                  145,476

Cleveland-Cliffs                                                                                  5,600  (a)             100,800

Commercial Metals                                                                                16,700                  258,182

Commonwealth Industries                                                                          10,000                   48,500

Cubic                                                                                            16,000                  310,240

Curtiss-Wright                                                                                    6,000                  361,500

DRS Technologies                                                                                 13,100  (a)             366,931

Deltic Timber                                                                                     6,100                  149,206

EDO                                                                                              10,200                  192,270

ElkCorp                                                                                          11,400                  230,850

Emcor Group                                                                                       8,100  (a)             413,667

Engineered Support Systems                                                                        9,700                  336,881

Fleetwood Enterprises                                                                            22,100  (a)             111,384

Florida Rock Industries                                                                          16,250                  617,500

Forward Air                                                                                      12,200  (a)             306,952

H.B. Fuller                                                                                      16,800                  412,104

Gardner Denver                                                                                    9,400  (a)             186,402

GenCorp                                                                                          23,600                  179,360

Georgia Gulf                                                                                     18,600                  420,360

Graco                                                                                            27,950                  858,065

Griffon                                                                                          19,300  (a)             262,866

Heartland Express                                                                                28,871  (a)             664,033

Hughes Supply                                                                                    13,600                  381,752

IDEX                                                                                             18,000                  573,300

IMCO Recycling                                                                                    7,500  (a)              51,750

Insituform Technologies, Cl. A                                                                   13,500  (a)             215,325

Intermagnetics General                                                                            9,017  (a)             175,200

Invision Technologies                                                                            10,000  (a)             237,600

Ionics                                                                                            9,500  (a)             180,500

JLG Industries                                                                                   23,400                  127,296

Kaman, Cl. A                                                                                     13,600                  136,136

Kansas City Southern                                                                             33,000  (a)             365,310

Kaydon                                                                                           18,300                  408,090

Kirby                                                                                            13,000  (a)             340,080

Knight Transportation                                                                            20,800  (a)             501,280

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Landstar System                                                                                   9,800  (a)             608,874

Lawson Products                                                                                   5,900                  159,300

Lennox International                                                                             34,300                  509,698

Lindsay Manufacturing                                                                             6,700                  145,725

Lone Star Technologies                                                                           14,600                  309,958

Lydall                                                                                            8,500  (a)              80,750

M.D.C. Holdings                                                                                  15,514                  715,195

MacDermid                                                                                        17,800                  404,594

MagneTek                                                                                          9,000  (a)              19,440

Manitowoc                                                                                        13,975                  259,935

Massey Energy                                                                                    40,500                  422,415

Material Sciences                                                                                 7,500                   60,375

Maverick Tube                                                                                    24,000  (a)             426,960

Milacron                                                                                         14,700                   76,734

Mueller Industries                                                                               20,000  (a)             511,000

Myers Industries                                                                                 18,218                  182,909

NVR                                                                                               4,200  (a)           1,502,550

OM Group                                                                                         13,200                  153,912

Offshore Logistics                                                                               14,500  (a)             275,500

Omnova Solutions                                                                                 20,800  (a)              73,840

Penford                                                                                           3,600                   48,564

PolyOne                                                                                          42,100                  194,502

Pope & Talbot                                                                                     9,100                  120,939

Quaker Chemical                                                                                   5,800                  129,630

Quanex                                                                                           10,300                  296,228

RTI International Metals                                                                         12,200  (a)             123,220

Regal Beloit                                                                                     15,000                  257,250

Reliance Steel & Aluminum                                                                        18,300                  311,100

Roadway                                                                                          11,000                  407,660

Robins & Myers                                                                                    7,100                  122,049

Rock-Tenn, Cl. A                                                                                 20,500                 274,700

Rogers                                                                                            8,600  (a)             284,660

Ryerson Tull                                                                                     14,200                  106,642

Ryland Group                                                                                     15,300                  829,719

SPS Technologies                                                                                  7,100  (a)             187,298

Schweitzer-Mauduit International                                                                  9,400                  205,766

Scotts, Cl. A                                                                                    17,900  (a)           1,019,405


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Seacor Smit                                                                                      10,750  (a)             385,065

Shaw Group                                                                                       20,500  (a)             238,825

Simpson Manufacturing                                                                            13,600  (a)             477,632

Skyline                                                                                           4,400                  130,240

Standard Motor Products                                                                           7,600                   87,780

Standard Pacific                                                                                 18,400                  556,600

Standex International                                                                             7,600                  160,436

Steel Dynamics                                                                                   28,400  (a)             343,640

Steel Technologies                                                                                6,400                   70,272

Stewart & Stevenson Services                                                                     15,200                  203,832

Stillwater Mining                                                                                23,400  (a)              63,180

SurModics                                                                                        10,700  (a)             388,838

Technitrol                                                                                       22,500                  355,275

Teledyne Technologies                                                                            18,300  (a)             257,664

Texas Industries                                                                                 10,000                  197,400

Thomas Industries                                                                                 9,350                  251,515

Timken                                                                                           50,000                  885,000

Tredegar                                                                                         21,100                  271,346

Triumph Group                                                                                     8,100  (a)             212,868

URS                                                                                              15,700  (a)             222,940

USFreightways                                                                                    14,500  (a)             413,395

United Stationers                                                                                19,300  (a)             523,223

Universal Forest Products                                                                        10,700                  188,320

Valmont Industries                                                                               14,200                  274,344

Watsco                                                                                           17,000                  263,330

Watts Industries, Cl. A                                                                          15,000                  245,250

Wellman                                                                                          19,800                  226,512

Wolverine Tube                                                                                    5,200  (a)              28,080

Woodward Governor                                                                                 7,100                  262,842

Yellow                                                                                           16,200  (a)             432,540

                                                                                                                      39,171,074

SERVICES--8.5%

ABM Industries                                                                                   29,300                  405,805

ADVO                                                                                             11,900  (a)             467,908

Aaron Rents                                                                                      12,899                  288,293

Administaff                                                                                      12,200  (a)              77,958

American Management Systems                                                                      25,750  (a)             316,725

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Arbitron                                                                                         17,300  (a)             589,238

Armor Holdings                                                                                   16,000  (a)             192,800

BARRA                                                                                            11,000  (a)             359,150

Boston Communications Group                                                                      10,500  (a)             189,945

Bowne & Co.                                                                                      19,200                  216,576

CACI International, Cl. A                                                                        17,000  (a)             593,810

CDI                                                                                              12,600  (a)             351,918

Central Parking                                                                                  18,310                  183,100

Chemed                                                                                            5,399                  188,209

Ciber                                                                                            26,500  (a)             143,895

Consolidated Graphics                                                                             7,100  (a)             135,610

eFunds                                                                                           26,100  (a)             238,815

4Kids Entertainment                                                                               7,500  (a)             115,500

FactSet Research Systems                                                                         20,300                  706,440

G & K Services, Cl. A                                                                            11,000                  300,630

Global Payments                                                                                  21,420                  664,234

Heidrick & Struggles International                                                                8,100  (a)             113,400

ITT Educational Services                                                                         26,500  (a)             781,750

Information Holdings                                                                             11,400  (a)             198,360

Insurance Auto Auction                                                                            7,300  (a)              88,330

John H. Harland                                                                                  16,800                  402,360

Kroll                                                                                            21,700  (a)             483,910

Labor Ready                                                                                      25,350  (a)             163,508

MAXIMUS                                                                                          13,000  (a)             313,300

MICROS Systems                                                                                   10,200  (a)             255,306

Marcus                                                                                           17,800                  252,760

MemberWorks                                                                                       6,700  (a)             146,931

Mobile Mini                                                                                       7,100  (a)             112,606

NDCHealth                                                                                        19,200                  369,600

New England Business Service                                                                      8,000                  203,600

On Assignment                                                                                     5,000  (a)              24,000

PAREXEL International                                                                            13,000  (a)             167,960

PRG-Schultz International                                                                        34,550  (a)             220,429

Paxar                                                                                            22,325  (a)             230,617

Pegasus Solutions                                                                                 9,000  (a)             107,100

Pharmaceutical Product Development                                                               32,500  (a)             850,525

Pre-Paid Legal Services                                                                          12,200  (a)             281,332


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Regis                                                                                            24,400                  691,252

Sourcecorp                                                                                       10,600  (a)             167,480

Spherion                                                                                         30,500  (a)             132,675

Standard Register                                                                                16,700                  288,576

StarTek                                                                                           8,900  (a)             246,174

Tetra Tech                                                                                       31,356  (a)             486,018

Thomas Nelson                                                                                     8,300  (a)              76,775

Volt Information Sciences                                                                         9,900  (a)             130,977

Waste Connections                                                                                15,900  (a)             534,876

Watson Wyatt & Company Holdings                                                                  19,800  (a)             403,920

                                                                                                                      15,652,966

TECHNOLOGY--13.6%

ATMI                                                                                             17,000  (a)             358,683

Actel                                                                                            13,700  (a)             271,397

Adaptec                                                                                          55,800  (a)             381,672

Advanced Energy Industries                                                                       15,200  (a)             146,072

Aeroflex                                                                                         32,600  (a)             175,388

Allen Telecom                                                                                    18,600  (a)             251,658

Alliance Semiconductor                                                                           12,000  (a)              45,360

Analogic                                                                                          8,600                  410,650

Anixter International                                                                            22,600  (a)             519,348

Ansys                                                                                             8,800  (a)             232,760

Artesyn Technologies                                                                             17,000  (a)              71,230

AstroPower                                                                                       11,200  (a)              33,152

Audiovox, Cl. A                                                                                  15,700  (a)             113,040

Avid Technology                                                                                  16,000  (a)             439,520

Axcelis Technologies                                                                             55,000  (a)             312,400

BEI Technologies                                                                                  9,400                   80,464

Bel Fuse, Cl. B                                                                                   6,100                  120,170

Bell Microproducts                                                                               13,700  (a)              62,746

Benchmark Electronics                                                                            14,500  (a)             376,275

Black Box                                                                                        12,100                  384,175

Brooktrout Technology                                                                             2,700  (a)              13,149

C-COR.net                                                                                        19,300  (a)              65,813

CTS                                                                                              20,000                  167,000

Captaris                                                                                         16,000  (a)              51,200

Carreker                                                                                         13,000  (a)              48,880

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Catapult Communications                                                                           7,700  (a)              68,145

Cerner                                                                                           20,800  (a)             415,584

Checkpoint Systems                                                                               20,300  (a)             271,005

Cognex                                                                                           23,400  (a)             512,226

Coherent                                                                                         16,100  (a)             370,300

Cohu                                                                                             12,200                  219,722

Coinstar                                                                                         14,000  (a)             256,060

Concerto Software                                                                                 4,500  (a)              20,475

Concord Communications                                                                            9,400  (a)             118,722

Cymer                                                                                            19,300  (a)             551,015

DSP Group                                                                                        16,900  (a)             353,210

Dendrite International                                                                           24,300  (a)             248,832

Digi Inernational                                                                                 9,000  (a)              38,160

Dionex                                                                                           12,450  (a)             428,417

DuPont Photomasks                                                                                11,000  (a)             204,490

ESS Technology                                                                                   29,500  (a)             204,140

Electro Scientific Industries                                                                    14,000  (a)             188,020

Esterline Technologies                                                                           12,300  (a)             218,325

Exar                                                                                             22,500  (a)             331,875

FEI                                                                                              18,900  (a)             345,681

FileNet                                                                                          20,100  (a)             309,339

Flir Systems                                                                                     10,600  (a)             552,048

Gerber Scientific                                                                                11,000  (a)              90,750

Global Imaging Systems                                                                           12,300  (a)             227,550

Harmonic                                                                                         25,400  (a)              88,138

Helix Technology                                                                                 12,200                  140,544

Hutchinson Technology                                                                            15,500  (a)             366,420

Hyperion Solutions                                                                               19,875  (a)             562,065

Imagistics International                                                                         10,500  (a)             225,960

Input/Output                                                                                     26,300  (a)              81,793

Inter-Tel                                                                                        15,400                  253,330

Itron                                                                                            13,500  (a)             270,270

JDA Software Group                                                                               17,300  (a)             194,798

Keithley Instruments                                                                              9,400                  114,680

Kopin                                                                                            39,600  (a)             190,476

Kronos                                                                                           11,600  (a)             529,192

Kulicke & Soffa Industries                                                                       24,500  (a)             127,155


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

MRO Software                                                                                     13,200  (a)             113,124

Manhattan Associates                                                                             16,200  (a)             391,878

MapInfo                                                                                           4,700  (a)              23,735

Meade Instruments                                                                                 9,000  (a)              24,030

Mercury Computer Systems                                                                         13,500  (a)             283,500

Methode Electronics, Cl. A                                                                       23,500                  246,750

Microsemi                                                                                        15,900  (a)             186,507

Midway Games                                                                                     18,117  (a)              57,069

NYFIX                                                                                            14,000  (a)              67,200

Network Equipment Technologies                                                                    6,000  (a)              43,020

Park Electrochemical                                                                             10,450                  186,428

Pericom Semiconductor                                                                            13,200  (a)             111,936

Phoenix Technologies                                                                             12,000  (a)              54,360

Photon Dynamics                                                                                   8,000  (a)             175,200

Photronics                                                                                       18,000  (a)             226,260

Pinnacle Systems                                                                                 37,550  (a)             354,847

Pioneer-Standard Electronics                                                                     19,500                  188,955

Planar Systems                                                                                    8,100  (a)             142,479

Power Integrations                                                                               17,800  (a)             393,950

Progress Software                                                                                20,000  (a)             389,800

Radiant Systems                                                                                  16,200  (a)             102,546

RadiSys                                                                                           9,000  (a)              76,140

Rainbow Technologies                                                                             16,800  (a)             150,528

Roper Industries                                                                                 18,300                  559,797

Roxio                                                                                             9,000  (a)              47,250

Rudolph Technologies                                                                              8,500  (a)             128,435

SBS Technologies                                                                                  7,000  (a)              57,330

SCM Microsystems                                                                                  7,500  (a)              28,650

SPSS                                                                                             11,100  (a)             137,418

Serena Software                                                                                  23,600  (a)             371,936

Skyworks Solutions                                                                               75,800  (a)             405,530

Standard Microsystems                                                                            10,200  (a)             129,132

Supertex                                                                                          9,600  (a)             153,120

Symmetricom                                                                                      17,650  (a)              72,718

Systems & Computer Technology                                                                    19,800  (a)             141,966

THQ                                                                                              21,850  (a)             308,740

Take-Two Interactive Software                                                                    24,100  (a)             542,250

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Talx                                                                                              8,100                  103,032

Three-Five Systems                                                                                8,349  (a)              42,580

Tollgrade Communications                                                                          7,100  (a)             103,021

Trimble Navigation                                                                               18,000  (a)             454,500

Ultratech Stepper                                                                                10,200  (a)             144,534

Varian Semiconductor Equipment Associates                                                        19,700  (a)             454,085

Veeco Instruments                                                                                14,300  (a)             230,087

ViaSat                                                                                           13,700  (a)             145,768

Vicor                                                                                            21,800  (a)             146,496

Websense                                                                                         12,500  (a)             178,375

X-Rite                                                                                           12,500                  127,375

Zebra Technologies, Cl. A                                                                        18,200  (a)           1,213,394

Zix                                                                                               3,000  (a)              14,610

                                                                                                                      25,253,485

UTILITIES--1.4%

Avista                                                                                           26,900                  318,227

CH Energy Group                                                                                   9,100                  382,655

Central Vermont Public Service                                                                    7,300                  129,137

Cleco                                                                                            28,200                  423,000

El Paso Electric                                                                                 27,900  (a)             316,386

General Communication, Cl. A                                                                     29,000  (a)             179,539

Green Mountain Power                                                                              2,500                   52,250

Metro One Telecommunications                                                                     12,200  (a)              78,934

UIL Holdings                                                                                      9,000                  324,990

UniSource Energy                                                                                 19,500                  347,685

                                                                                                                       2,552,803

TOTAL COMMON STOCKS

   (cost $198,673,597)                                                                                               184,496,782


                                                                                              Principal
SHORT-TERM INVESTMENTS--.3%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--.2%

Greenwich Capital Markets, Tri-Party Repurchase Agreement,

  1.28%, dated 4/30/2003, due 5/1/2003 in the

  amount of $347,012 (fully collateralized by

   $305,000 Federal Farm Credit Bank Bonds,
   6%, 6/11/2008 value $354,385)                                                                347,000                  347,000

U.S. TREASURY BILLS--.1%

1.06%, 6/5/2003                                                                                  40,000                   39,958

1.09%, 6/26/2003                                                                                 50,000  (b)              49,916

1.10%, 7/3/2003                                                                                  50,000  (b)              49,905

                                                                                                                         139,779

TOTAL SHORT-TERM INVESTMENTS

   (cost $486,777)                                                                                                       486,779
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $199,160,374)                                                             100.0%             184,983,561

CASH AND RECEIVABLES (NET)                                                                          0.0%                  37,585

NET ASSETS                                                                                        100.0%             185,021,146

(A)  NON-INCOME PRODUCING.

(B)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FIANACIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

April 30, 2003 (Unaudited)

                                                                     Market Value                                       Unrealized
                                                                       Covered by                                     Appreciation
                                                Contracts            Contracts ($)        Expiration               at 4/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Russell 2000                                            1                 198,325          June 2003                         1,325

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                              Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                              199,160,374  184,983,561

Cash                                                                    706,174

Receivable for shares of Common Stock subscribed                        357,589

Receivable for futures variation margin--Note 4                           1,021

Dividends and interest receivable                                        84,544

                                                                    186,132,889
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            72,181

Payable for investment securities purchased                             991,709

Payable for shares of Common Stock redeemed                              47,853

                                                                      1,111,743
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      185,021,146
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     202,126,321

Accumulated undistributed investment income--net                        174,021

Accumulated net realized gain (loss) on investments                  (3,103,708)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $1,325 net unrealized
  appreciation on financial futures)                                (14,175,488)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      185,021,146
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)      14,574,099

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   12.70

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $447 foreign taxes withheld at source)          814,415

Interest                                                                 4,101

TOTAL INCOME                                                           818,516

EXPENSES:

Management fee--Note 3(a)                                              210,626

Shareholder servicing costs--Note 3(b)                                 210,626

Loan commitment fees--Note 2                                             1,542

Interest expense--Note 2                                                   368

TOTAL EXPENSES                                                         423,162

INVESTMENT INCOME--NET                                                 395,354
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,394,973)

Net realized gain (loss) on financial futures                           32,518

NET REALIZED GAIN (LOSS)                                            (1,362,455)

Net unrealized appreciation (depreciation) on investments
  (including $1,325 net unrealized appreciation on
  financial futures)                                                 6,742,601

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,380,146

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,775,500

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            395,354               406,906

Net realized gain (loss) on investments        (1,362,455)              290,397

Net unrealized appreciation
   (depreciation) on investments                6,742,601           (19,086,930)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,775,500           (18,389,627)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (595,185)             (282,414)

Net realized gain on investments                 (385,517)             (598,449)

TOTAL DIVIDENDS                                  (980,702)             (880,863)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  43,884,895           135,918,872

Dividends reinvested                              747,607               735,450

Cost of shares redeemed                       (26,304,511)          (38,736,481)

Redemption fee                                      9,497                59,946

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             18,337,488            97,977,787

TOTAL INCREASE (DECREASE) IN NET ASSETS        23,132,286            78,707,297
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           161,888,860            83,181,563

END OF PERIOD                                 185,021,146           161,888,860

Undistributed investment income--net              174,021               373,853
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,578,756             9,463,906

Shares issued for dividends reinvested             58,682                50,616

Shares redeemed                                (2,158,622)           (2,827,603)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,478,816             6,686,919

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended

                                            April 30, 2003                               Year Ended October 31,
                                                                --------------------------------------------------------------------

                                                (Unaudited)         2002          2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.36         12.98         15.49           13.03          12.16         13.90

Investment Operations:

Investment income--net                                 .03(a)        .04(a)        .04(a)          .03(a)         .04(a)        .04

Net realized and unrealized
   gain (loss) on investments                          .38          (.53)        (1.06)           3.06           1.38         (1.60)

Total from Investment Operations                       .41          (.49)        (1.02)           3.09           1.42         (1.56)

Distributions:

Dividends from investment
   income--net                                        (.04)         (.04)         (.03)           (.04)          (.05)         (.02)

Dividends from net realized
   gain on investments                                (.03)         (.09)        (1.46)           (.59)          (.50)         (.16)

Total Distributions                                   (.07)         (.13)        (1.49)           (.63)          (.55)         (.18)

Redemption fee reimbursment                            .00(b)        .00(b)        .00(b)           --             --            --

Net asset value, end of period                       12.70         12.36         12.98           15.49          13.03         12.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.34(c)      (3.92)        (6.95)          24.64          11.86        (11.38)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .25(c)        .50           .50             .50            .50           .50

Ratio of interest expense
   and loan commiment fees
   to average net assets                               .00(c,d)      .00(d)        .01             .01            .01            --

Ratio of net investment income
   to average net assets                               .23(c)        .30           .28             .21            .34           .35

Portfolio Turnover Rate                               7.84(c)      12.35         42.01           36.89          41.97         25.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     185,021       161,889        83,182          59,628         35,991        24,325

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Smallcap Stock Index Fund (the "fund") is a separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to match the performance of the Standard & Poor's Small Cap 600 Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

                                                                       The  Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dividend  income  is  recognized  on  the  ex-dividend date and interest income,
including,   where   applicable,   amortization   of  discount  and  premium  on
investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.


The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002, was as follows: ordinary income $282,414 and long-term capital gains $598,449. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2003, was approximately $42,500 with a related weighted average annualized interest rate of 1.74%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the value of the fund's average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, interest, commitment fees, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board members (including counsel fees) . Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an addi-

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

tional 25% of such compensation (with the exception of reimburseable amounts). Subject to the Company's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Board members.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, bank or other financial institution) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, the fund was charged an aggregate of $210,626 pursuant to the Shareholder Services Plan.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2003, amounted to $31,031,849 and $13,333,325, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30 2003, are set forth in the Statement of Financial Futures.

At  April  30,  2003, accumulated net unrealized depreciation on investments was
$14,176,813,   consisting  of  $18,259,384  gross  unrealized  appreciation  and
$32,436,197 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund



                   For More Information

                        Dreyfus Smallcap Stock
                        Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  077SA0403


================================================================================


Dreyfus
S&P 500
Index Fund



SEMIANNUAL REPORT April 30, 2003


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            22   Statement of Financial Futures

                            23   Statement of Assets and Liabilities

                            24   Statement of Operations

                            25   Statement of Changes in Net Assets

                            26   Financial Highlights

                            27   Notes to Financial Statements

                            32   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             S&P 500 Index Fund

LETTER FROM THE CHAIRMAN Dear Shareholder: This semiannual report for Dreyfus S&P 500 Index Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Tom Durante. We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets. Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery. What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk. Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003

DISCUSSION OF FUND PERFORMANCE

Steve Falci and Tom Durante, Portfolio Managers

How did Dreyfus S&P 500 Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced a total return of 4.27%.1 The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), the fund's benchmark, produced a 4.48% return for the same period.2,3 We are pleased to report that the fund and market's performance has shown marked improvement during the reporting period, due in large part to improvement in investor sentiment as the war with Iraq came to an end. Stocks within the financial services, technology and energy areas provided the strongest returns, while consumer staples, telephone and defense stocks hindered performance. The difference in returns was primarily the result of transaction costs and other fund operating expenses. What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 11 economic sectors. The S&P 500 Index is dominated by large-cap, blue chip stocks that comprise nearly 75% of total U.S. market capitalization. However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks. As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 500 Index. The fund does not attempt to manage market volatility. What other factors influenced the fund's performance?

The fund's performance was primarily influenced by a generally weak U.S. economy. During much of the reporting period, economic weakness was intensified by uncertainty surrounding the impending war with Iraq. These generally negative factors were offset by positive ones later in the reporting period, including improvement in the accounting practices and balance sheets of many large-cap companies, the war's successful resolution and a weakening U.S. dollar. Financial services companies provided the highest returns within the S&P 500 Index for the reporting period. These companies benefited as they settled legal matters related to the separation of investment banking and securities research activities, strengthened their balance sheets by paying down debt and cut their operating costs. Many large financial services companies saw their stocks rise when the war ended and investors again turned their attention to business fundamentals. Technology companies provided the S&P 500 Index's second-highest returns, with computer hardware and semiconductor stocks leading the way. In both cases, companies benefited by implementing cost-cutting measures and taking advantage of favorable currency exchange rates as the U.S. dollar weakened relative to other major currencies. Energy stocks also performed well, particularly large oil companies that benefited from the war-related spike in oil prices. Although consumer staple stocks performed well early in the reporting period when the overall stock market was sluggish, they generally lost value later in the reporting period. Consumer-related stocks were hurt by questions regarding the sustainability of consumer spending and by a shift in investor sentiment away from value stocks toward growth stocks. Telecommunication stocks also suffered later in the reporting period due in part to increased pricing competition from cable television companies in the high-speed Internet access market. Finally, many defense companies saw their stocks fall after the short war with Iraq ended.

What is the fund's current strategy?

As an index fund, our strategy remains the same: to attempt to replicate the returns of the S&P 500 Index. We are pleased that large-cap stocks have recently outperformed mid- and small-cap stocks; however, we must continue to be mindful of the heightened volatility that has affected the U.S. stock market for some time now. We believe it is especially important during volatile times to diversify across many industry groups and stocks to mitigate losses in any particular group or holding. In our view, broadly diversified index funds continue to represent a prudent choice for the core of most investors' equity portfolios.

May 15, 2003

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. - Reflects reinvestment of dividends daily and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3 "Standard & Poor's," "S&P," "Standard & Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.



STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



COMMON STOCKS--95.2%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.4%

Adolph Coors, Cl. B                                                                               9,500                  508,535

Altria Group                                                                                    542,200               16,678,072

Anheuser-Busch Cos                                                                              224,300               11,188,084

Brown-Forman, Cl. B                                                                              15,800                1,209,332

R.J. Reynolds Tobacco Holdings                                                                   22,200                  625,374

UST                                                                                              44,000                1,378,520

                                                                                                                      31,587,917

CONSUMER CYCLICAL--9.7%

Albertson's                                                                                      99,372                1,973,528

AutoNation                                                                                       75,900  (a)           1,051,215

AutoZone                                                                                         25,500  (a)           2,060,655

Bed Bath & Beyond                                                                                77,100  (a)           3,046,221

Best Buy                                                                                         84,350  (a)           2,916,823

Big Lots                                                                                         30,400  (a)             380,608

Brunswick                                                                                        23,600                  515,188

CVS                                                                                             103,000                2,493,630

Cendant                                                                                         269,970  (a)           3,855,172

Circuit City Stores-Circuit City Group                                                           55,200                  316,296

Cooper Tire & Rubber                                                                             19,300                  271,744

Costco Wholesale                                                                                119,500  (a)           4,138,285

Dana                                                                                             38,859                  361,000

Darden Restaurants                                                                               44,750                  783,572

Delphi                                                                                          146,669                1,232,020

Delta Air Lines                                                                                  32,300                  413,117

Dillard's, Cl. A                                                                                 22,200                  310,356

Dollar General                                                                                   87,308                1,269,458

Eastman Kodak                                                                                    76,500                2,288,115

Eaton                                                                                            18,500                1,518,295

Family Dollar Stores                                                                             45,100                1,541,969

Federated Department Stores                                                                      49,900                1,527,938

Ford Motor                                                                                      480,992                4,954,218

Gap                                                                                             231,725                3,853,587

General Motors                                                                                  146,900                5,295,745

Genuine Parts                                                                                    45,800                1,464,226

Harley-Davidson                                                                                  79,300                3,524,092

Harrah's Entertainment                                                                           29,300  (a)           1,154,127

Hasbro                                                                                           45,300                  724,800


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Hilton Hotels                                                                                    98,500                1,312,020

Home Depot                                                                                      609,603               17,148,132

International Game Technology                                                                    22,300  (a)           1,924,490

J.C. Penney                                                                                      70,300                1,199,318

Johnson Controls                                                                                 23,300                1,916,192

Jones Apparel Group                                                                              33,800  (a)             963,976

Kohl's                                                                                           88,400  (a)           5,021,120

Kroger                                                                                          200,000  (a)           2,860,000

Leggett & Platt                                                                                  51,000                1,053,150

Limited Brands                                                                                  137,100                1,993,434

Liz Claiborne                                                                                    28,000                  910,840

Lowe's Cos.                                                                                     204,700                8,984,283

Marriott International, Cl. A                                                                    61,300                2,201,283

Mattel                                                                                          114,600                2,491,404

May Department Stores                                                                            75,550                1,633,391

Maytag                                                                                           20,400                  425,136

McDonald's                                                                                      332,700                5,689,170

NIKE, Cl. B                                                                                      69,300                3,709,629

Navistar International                                                                           17,900  (a)             499,410

Nordstrom                                                                                        35,500                  615,215

Office Depot                                                                                     80,800  (a)           1,022,928

PACCAR                                                                                           30,400                1,775,664

RadioShack                                                                                       44,100                1,045,611

Reebok International                                                                             15,700  (a)             487,642

Safeway                                                                                         115,500  (a)           1,919,610

Sears, Roebuck & Co.                                                                             82,900                2,349,386

Southwest Airlines                                                                              203,018                3,240,167

Staples                                                                                         124,050  (a)           2,361,912

Starbucks                                                                                       101,700  (a)           2,388,933

Starwood Hotels & Resorts Worldwide                                                              52,400                1,406,416

TJX Cos.                                                                                        137,700                2,650,725

Target                                                                                          238,200                7,965,408

Tiffany & Co.                                                                                    38,100                1,056,894

Toys R Us                                                                                        55,500  (a)             568,875

V. F.                                                                                            28,500                1,121,190

Visteon                                                                                          34,015                  238,445

Wal-Mart Stores                                                                               1,157,000               65,162,240

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Walgreen                                                                                        268,600                8,288,996

Wendy's International                                                                            30,200                  877,008

Whirlpool                                                                                        17,900                  957,471

Winn-Dixie Stores                                                                                36,900                  462,357

Yum! Brands                                                                                      77,420  (a)           1,912,274

                                                                                                                     227,047,745

CONSUMER STAPLES--6.4%

Alberto-Culver, Cl. B                                                                            15,300                  753,984

Archer-Daniels-Midland                                                                          169,360                1,876,509

Avon Products                                                                                    61,636                3,585,366

Campbell Soup                                                                                   107,600                2,370,428

Clorox                                                                                           57,700                2,609,194

Coca-Cola                                                                                       649,800               26,251,920

Coca-Cola Enterprises                                                                           117,700                2,293,973

Colgate-Palmolive                                                                               141,100                8,066,687

ConAgra Foods                                                                                   140,700                2,954,700

Fortune Brands                                                                                   39,100                1,892,440

General Mills                                                                                    96,700                4,362,137

Gillette                                                                                        273,700                8,334,165

H.J. Heinz                                                                                       92,100                2,751,948

Hershey Foods                                                                                    35,700                2,329,425

International Flavors & Fragrances                                                               24,700                  784,966

Kellogg                                                                                         107,000                3,503,180

Kimberly-Clark                                                                                  134,800                6,708,996

McCormick & Co.                                                                                  37,000                  917,230

Newell Rubbermaid                                                                                70,062                2,135,490

Pactiv                                                                                           41,500  (a)             851,580

Pepsi Bottling Group                                                                             73,400                1,507,636

PepsiCo                                                                                         452,700               19,592,856

Procter & Gamble                                                                                338,900               30,450,165

SUPERVALU                                                                                        35,000                  576,450

Sara Lee                                                                                        205,200                3,443,256

Sysco                                                                                           171,300                4,921,449

Tupperware                                                                                       15,300                  212,058

Wm. Wrigley Jr.                                                                                  59,000                3,345,890

                                                                                                                     149,384,078


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--6.1%

Amerada Hess                                                                                     23,400                1,056,510

Anadarko Petroleum                                                                               65,132                2,891,861

Apache                                                                                           41,875                2,397,344

BJ Services                                                                                      41,400  (a)           1,511,514

Baker Hughes                                                                                     88,290                2,472,120

Burlington Resources                                                                             52,745                2,442,621

CMS Energy                                                                                       37,700                  234,871

ChevronTexaco                                                                                   279,968               17,584,790

ConocoPhillips                                                                                  177,420                8,924,226

Devon Energy                                                                                     60,800                2,872,800

Dominion Resources                                                                               80,508                4,764,463

EOG Resources                                                                                    30,300                1,132,614

El Paso                                                                                         156,875                1,176,563

Exxon Mobil                                                                                   1,763,776               62,084,915

Halliburton                                                                                     114,400                2,449,304

Kerr-McGee                                                                                       26,265                1,106,019

KeySpan                                                                                          41,000                1,388,670

Kinder Morgan                                                                                    32,000                1,504,640

Marathon Oil                                                                                     81,800                1,862,586

McDermott International                                                                          16,500  (a)              53,625

Nabors Industries                                                                                37,900  (a)           1,485,680

Nicor                                                                                            11,500                  345,690

NiSource                                                                                         65,200                1,232,280

Noble                                                                                            35,100  (a)           1,086,345

Occidental Petroleum                                                                             99,100                2,958,135

Peoples Energy                                                                                    9,400                  365,190

Rowan Cos.                                                                                       24,500                  502,250

Schlumberger                                                                                    152,600                6,398,518

Sempra Energy                                                                                    53,966                1,448,447

Sunoco                                                                                           20,000                  744,200

Transocean                                                                                       83,700                1,594,485

Unocal                                                                                           67,600                1,872,520

Williams Cos.                                                                                   135,300                  940,335

                                                                                                                     140,886,131

HEALTH CARE--14.0%

Abbott Laboratories                                                                             409,800               16,650,174

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Allergan                                                                                         33,900                2,381,475

AmerisourceBergen                                                                                28,900                1,671,865

Amgen                                                                                           337,312  (a)          20,680,599

Anthem                                                                                           37,100  (a)           2,546,544

Applera--Applied Biosystems Group                                                                54,800                  960,644

Bausch & Lomb                                                                                    14,100                  495,756

Baxter International                                                                            155,500                3,576,500

Becton, Dickinson & Co.                                                                          66,800                2,364,720

Biogen                                                                                           39,100  (a)           1,485,409

Biomet                                                                                           67,975                2,070,519

Boston Scientific                                                                               106,900  (a)           4,602,045

Bristol-Myers Squibb                                                                            507,700               12,966,658

C.R. Bard                                                                                        13,500                  855,630

Cardinal Health                                                                                 118,525                6,552,062

Chiron                                                                                           49,000  (a)           2,000,670

Eli Lilly & Co.                                                                                 294,500               18,794,990

Forest Laboratories                                                                              95,100  (a)           4,918,572

Genzyme                                                                                          56,200  (a)           2,263,736

Guidant                                                                                          80,400                3,134,796

HCA                                                                                             134,550                4,319,055

Health Management Associates, Cl. A                                                              62,600                1,067,956

Humana                                                                                           42,400  (a)             468,520

Johnson & Johnson                                                                               778,618               43,882,910

King Pharmaceuticals                                                                             63,066  (a)             795,262

Manor Care                                                                                       25,200  (a)             490,140

McKesson                                                                                         76,277                2,115,924

MedImmune                                                                                        65,900  (a)           2,324,293

Medtronic                                                                                       319,700               15,262,478

Merck & Co.                                                                                     588,600               34,244,748

Millipore                                                                                        12,700  (a)             433,705

Pfizer                                                                                        2,089,709               64,258,552

Quest Diagnostics                                                                                27,600  (a)           1,649,100

Schering-Plough                                                                                 384,400                6,957,640

St. Jude Medical                                                                                 46,500  (a)           2,439,390

Stryker                                                                                          51,900                3,477,819

Tenet Healthcare                                                                                124,150  (a)           1,842,386

Thermo Electron                                                                                  42,800  (a)             777,676


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

UnitedHealth Group                                                                               79,800                7,351,974

Waters                                                                                           33,900  (a)             813,939

Watson Pharmaceuticals                                                                           28,000  (a)             813,960

WellPoint Health Networks                                                                        39,000  (a)           2,961,660

Wyeth                                                                                           347,500               15,126,675

Zimmer Holdings                                                                                  51,120  (a)           2,397,528

                                                                                                                     327,246,654

INTEREST SENSITIVE--23.1%

ACE                                                                                              68,800                2,275,904

AFLAC                                                                                           135,300                4,425,663

Aetna                                                                                            39,479                1,966,054

Allstate                                                                                        184,300                6,964,697

Ambac Financial Group                                                                            27,750                1,619,213

American Express                                                                                344,500               13,042,770

American International Group                                                                    683,779               39,624,993

AmSouth Bancorporation                                                                           93,200                1,961,860

Aon                                                                                              81,075                1,796,622

Apartment Investment & Management, Cl. A                                                         24,600                  928,896

BB&T                                                                                            123,400                4,022,840

Bank of America                                                                                 393,752               29,157,336

Bank of New York                                                                                200,900                5,313,805

Bank One                                                                                        305,104               10,998,999

Bear Stearns Cos.                                                                                25,972                1,735,968

CIGNA                                                                                            36,600                1,914,180

Capital One Financial                                                                            58,200                2,436,834

Charles Schwab                                                                                  352,200                3,039,486

Charter One Financial                                                                            59,268                1,721,735

Chubb                                                                                            44,800                2,369,472

Cincinnati Financial                                                                             42,300                1,558,755

Citigroup                                                                                     1,347,417               52,886,117

Comerica                                                                                         45,800                1,992,758

Concord EFS                                                                                     133,200  (a)           1,842,156

Countrywide Financial                                                                            33,100                2,237,560

Equity Office Properties Trust                                                                  107,900                2,802,163

Equity Residential                                                                               71,000                1,839,610

Fannie Mae                                                                                      260,800               18,879,312

Federated Investors, Cl. B                                                                       28,900                  788,681

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Fifth Third Bancorp                                                                             151,467                7,465,808

First Tennessee National                                                                         32,900                1,441,020

FleetBoston Financial                                                                           275,107                7,295,838

Franklin Resources                                                                               67,500                2,354,400

Freddie Mac                                                                                     182,400               10,560,960

General Electric                                                                              2,608,300               76,814,435

Golden West Financial                                                                            40,200                3,031,884

Goldman Sachs Group                                                                             123,700                9,388,830

H&R Block                                                                                        46,800                1,807,416

Hartford Financial Services Group                                                                66,900                2,726,844

Huntington Bancshares                                                                            61,674                1,200,176

J.P. Morgan Chase & Co.                                                                         523,360               15,360,616

Janus Capital Group                                                                              58,200                  808,980

Jefferson-Pilot                                                                                  37,625                1,508,386

John Hancock Financial Services                                                                  75,500                2,191,010

Keycorp                                                                                         111,400                2,685,854

Lehman Brothers Holdings                                                                         63,600                4,004,892

Lincoln National                                                                                 46,400                1,482,944

Loews                                                                                            48,600                2,005,722

MBIA                                                                                             38,000                1,698,600

MBNA                                                                                            334,937                6,330,309

MGIC Investment                                                                                  26,300                1,195,598

Marsh & McLennan Cos.                                                                           140,800                6,713,344

Marshall & Ilsley                                                                                57,200                1,682,824

Mellon Financial                                                                                113,000                2,988,850

Merrill Lynch                                                                                   226,600                9,301,930

MetLife                                                                                         183,600                5,274,828

Morgan Stanley                                                                                  283,960               12,707,210

National City                                                                                   160,300                4,802,588

North Fork Bancorporation                                                                        42,300                1,368,828

Northern Trust                                                                                   57,900                2,032,290

PNC Financial Services Group                                                                     74,400                3,266,160

Principal Financial Group                                                                        83,900                2,441,490

Progressive                                                                                      57,100                3,882,800

Providian Financial                                                                              75,600  (a)             557,172

Prudential Financial                                                                            148,400                4,744,348

Regions Financial                                                                                58,000                1,955,180


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

SLM                                                                                              40,200                4,502,400

Safeco                                                                                           36,200                1,394,062

Simon Property Group                                                                             48,300                1,773,576

SouthTrust                                                                                       90,500                2,430,921

St. Paul Cos.                                                                                    59,394                2,039,590

State Street                                                                                     87,100                3,051,113

SunTrust Banks                                                                                   74,000                4,234,280

Synovus Financial                                                                                79,850                1,554,680

T. Rowe Price Group                                                                              32,100                  979,692

Torchmark                                                                                        31,000                1,201,250

Travelers Property Casualty, Cl. B                                                              263,713                4,285,336

U.S. Bancorp                                                                                    502,053               11,120,474

Union Planters                                                                                   51,900                1,481,226

UnumProvident                                                                                    63,195                  726,743

Wachovia                                                                                        356,590               13,625,304

Washington Mutual                                                                               248,090                9,799,555

Wells Fargo                                                                                     443,500               21,403,310

XL Capital, Cl. A                                                                                35,600                2,929,880

Zions Bancorporation                                                                             23,800                1,172,626

                                                                                                                     538,930,821

INTERNET--.5%

eBay                                                                                             80,900  (a)           7,505,093

Yahoo!                                                                                          154,900  (a)           3,838,422

                                                                                                                      11,343,515

PRODUCER GOODS & SERVICES--8.4%

Air Products & Chemicals                                                                         59,600                2,566,972

Alcoa                                                                                           221,448                5,077,803

Allegheny Technologies                                                                           20,977                   87,055

American Power Conversion                                                                        51,300  (a)             799,254

American Standard Cos.                                                                           19,000  (a)           1,352,610

Ashland                                                                                          17,900                  530,735

Avery Dennison                                                                                   28,800                1,526,688

Ball                                                                                             14,900                  836,784

Bemis                                                                                            13,900                  634,674

Black & Decker                                                                                   20,600                  849,750

Boeing                                                                                          220,298                6,009,729

Boise Cascade                                                                                    15,300                  351,441

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Burlington Northern Santa Fe                                                                     98,300                2,768,128

CSX                                                                                              56,300                1,800,474

Caterpillar                                                                                      90,200                4,744,520

Centex                                                                                           16,200                1,069,524

Cooper Industries, Cl. A                                                                         24,400                  905,240

Crane                                                                                            15,625                  305,156

Cummins                                                                                          10,900                  295,499

Deere & Co.                                                                                      62,700                2,760,681

Dow Chemical                                                                                    238,863                7,796,488

E. I. du Pont de Nemours                                                                        260,712               11,088,081

Eastman Chemical                                                                                 20,300                  619,759

Ecolab                                                                                           34,100                1,742,169

Emerson Electric                                                                                110,300                5,592,210

Engelhard                                                                                        33,500                  822,425

FedEx                                                                                            78,220                4,683,814

Fluor                                                                                            21,100                  729,427

Freeport-McMoRan Copper & Gold, Cl. B                                                            37,900                  656,049

General Dynamics                                                                                 52,700                3,271,089

Georgia-Pacific                                                                                  65,467                1,010,810

Goodrich                                                                                         30,800                  433,356

Goodyear Tire & Rubber                                                                           45,900                  262,548

Great Lakes Chemical                                                                             13,200                  324,192

Hercules                                                                                         28,500  (a)             289,275

Honeywell International                                                                         224,225                5,291,710

ITT Industries                                                                                   24,100                1,405,030

Illinois Tool Works                                                                              80,600                5,156,788

Ingersoll-Rand, Cl. A                                                                            44,400                1,957,152

International Paper                                                                             125,553                4,488,520

KB HOME                                                                                          12,600                  620,802

Lockheed Martin                                                                                 119,400                5,975,970

Louisiana-Pacific                                                                                27,300  (a)             220,584

Masco                                                                                           129,000                2,718,030

MeadWestvaco                                                                                     52,511                1,238,734

Molex                                                                                            50,300                1,174,002

Monsanto                                                                                         68,464                1,191,274

Newmont Mining                                                                                  105,325                2,845,882

Norfolk Southern                                                                                102,000                2,163,420


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Northrop Grumman                                                                                 47,845                4,207,968

Nucor                                                                                            20,500                  837,425

PPG Industries                                                                                   44,400                2,153,844

Pall                                                                                             32,200                  680,064

Parker-Hannifin                                                                                  30,950                1,259,046

Phelps Dodge                                                                                     23,295  (a)             726,571

Plum Creek Timber                                                                                48,500                1,128,110

Praxair                                                                                          42,400                2,462,592

Pulte Homes                                                                                      16,000                  927,840

Raytheon                                                                                        106,400                3,184,552

Rockwell Automation                                                                              48,700                1,110,360

Rockwell Collins                                                                                 47,100                1,006,998

Rohm & Haas                                                                                      57,915                1,917,566

Sealed Air                                                                                       22,032  (a)             944,071

Sherwin-Williams                                                                                 39,300                1,095,684

Sigma-Aldrich                                                                                    18,800                  936,616

Snap-On                                                                                          15,300                  449,055

Stanley Works                                                                                    23,113                  555,405

3M                                                                                              102,300               12,893,892

Temple-Inland                                                                                    14,100                  638,730

Textron                                                                                          35,600                1,049,844

Thomas & Betts                                                                                   15,300  (a)             241,893

Tyco International                                                                              523,171                8,161,468

Union Pacific                                                                                    66,500                3,958,080

United Parcel Service, Cl. B                                                                    294,600               18,300,552

United States Steel                                                                              26,700                  382,344

United Technologies                                                                             123,300                7,621,173

Vulcan Materials                                                                                 26,600                  930,202

W.W. Grainger                                                                                    24,000                1,107,600

Weyerhaeuser                                                                                     57,400                2,846,466

Worthington Industries                                                                           22,400                  300,832

                                                                                                                     195,059,150

SERVICES--6.5%

ALLTEL                                                                                           81,500                3,819,090

AOL Time Warner                                                                               1,171,650  (a)          16,028,172

AT&T Wireless Services                                                                          710,117  (a)           4,587,356

Allied Waste Industries                                                                          54,600  (a)             453,180

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

American Greetings, Cl. A                                                                        17,200  (a)             250,432

Apollo Group, Cl. A                                                                              45,700  (a)           2,476,894

Automatic Data Processing                                                                       157,200                5,286,636

Carnival                                                                                        164,800                4,546,832

Cintas                                                                                           44,600                1,601,140

Clear Channel Communications                                                                    160,600  (a)           6,281,066

Comcast, CI. A                                                                                  604,918  (a)          19,302,933

Computer Sciences                                                                                49,100  (a)           1,617,845

Convergys                                                                                        45,400  (a)             736,388

Deluxe                                                                                           15,000                  660,150

Dow Jones & Co.                                                                                  21,600                  855,360

Electronic Data Systems                                                                         124,900                2,266,935

Equifax                                                                                          37,300                  864,987

First Data                                                                                      197,100                7,732,233

Fiserv                                                                                           50,150  (a)           1,476,416

Gannett                                                                                          70,100                5,307,972

IMS Health                                                                                       64,000                  985,600

Interpublic Group of Companies                                                                  101,000                1,151,400

Knight-Ridder                                                                                    21,400                1,381,370

McGraw-Hill Cos.                                                                                 50,800                2,966,212

Meredith                                                                                         13,000                  561,860

Moody's                                                                                          39,600                1,912,284

NEXTEL Communications, Cl. A                                                                    269,200  (a)           3,981,468

New York Times, Cl. A                                                                            39,700                1,841,286

Omnicom Group                                                                                    49,300                3,051,670

Paychex                                                                                          98,675                3,072,740

Quintiles Transnational                                                                          30,800  (a)             432,740

R. R. Donnelley & Sons                                                                           29,700                  598,752

Robert Half International                                                                        45,400  (a)             739,112

Ryder System                                                                                     16,400                  407,376

Sprint (PCS Group)                                                                              261,600  (a)             915,600

SunGard Data Systems                                                                             74,200  (a)           1,595,300

TMP Worldwide                                                                                    29,000  (a)             486,330

Tribune                                                                                          79,900                3,913,502

Univision Communications, Cl. A                                                                  60,100  (a)           1,819,828

Viacom, Cl. B                                                                                   461,624  (a)          20,039,098


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Walt Disney                                                                                     535,300                9,988,698

Waste Management                                                                                155,900                3,386,148

                                                                                                                     151,380,391

TECHNOLOGY--14.0%

ADC Telecommunications                                                                          210,100  (a)             501,719

Adobe Systems                                                                                    60,600                2,094,336

Advanced Micro Devices                                                                           89,800  (a)             668,112

Agilent Technologies                                                                            122,416  (a)           1,961,104

Altera                                                                                          100,200  (a)           1,584,162

Analog Devices                                                                                   95,500  (a)           3,162,960

Andrew                                                                                           25,650  (a)             196,736

Apple Computer                                                                                   94,500  (a)           1,341,900

Applied Materials                                                                               432,600  (a)           6,315,960

Applied Micro Circuits                                                                           79,600  (a)             356,608

Autodesk                                                                                         29,700                  462,132

Avaya                                                                                            97,680  (a)             380,952

BMC Software                                                                                     61,100  (a)             911,612

Broadcom, Cl. A                                                                                  72,200  (a)           1,291,658

CIENA                                                                                           113,600  (a)             553,232

Cisco Systems                                                                                 1,864,100  (a)          28,036,064

Citrix Systems                                                                                   44,800  (a)             849,408

Computer Associates International                                                               150,650                2,446,556

Compuware                                                                                        98,800  (a)             433,732

Comverse Technology                                                                              49,200  (a)             643,044

Corning                                                                                         314,200  (a)           1,702,964

Danaher                                                                                          39,900                2,752,302

Dell Computer                                                                                   676,000  (a)          19,543,160

Dover                                                                                            53,000                1,523,220

EMC                                                                                             576,600  (a)           5,241,294

Electronic Arts                                                                                  37,500  (a)           2,222,625

Gateway                                                                                          84,800  (a)             244,224

Hewlett-Packard                                                                                 800,066               13,041,076

Intel                                                                                         1,736,500               31,951,600

International Business Machines                                                                 443,000               37,610,700

Intuit                                                                                           53,900  (a)           2,090,242

JDS Uniphase                                                                                    370,400  (a)           1,196,392

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Jabil Circuit                                                                                    51,900  (a)             970,530

KLA-Tencor                                                                                       49,900  (a)           2,045,900

LSI Logic                                                                                        97,200  (a)             520,992

Lexmark International                                                                            33,000  (a)           2,458,830

Linear Technology                                                                                82,000                2,826,540

Lucent Technologies                                                                           1,025,170  (a)           1,845,306

Maxim Integrated Products                                                                        84,700                3,327,863

Mercury Interactive                                                                              22,100  (a)             750,074

Micron Technology                                                                               159,300  (a)           1,354,050

Microsoft                                                                                     2,805,000               71,723,850

Motorola                                                                                        603,095                4,770,481

NCR                                                                                              25,500  (a)             558,960

NVIDIA                                                                                           41,300  (a)             589,351

National Semiconductor                                                                           47,600  (a)             891,548

Network Appliance                                                                                88,900  (a)           1,180,592

Novell                                                                                           96,500  (a)             265,375

Novellus Systems                                                                                 39,200  (a)           1,099,168

Oracle                                                                                        1,381,100  (a)          16,407,468

PMC-Sierra                                                                                       43,700  (a)             360,525

Parametric Technology                                                                            68,400  (a)             225,720

PeopleSoft                                                                                       82,000  (a)           1,232,460

PerkinElmer                                                                                      33,000                  327,360

Pitney Bowes                                                                                     62,000                2,176,820

Power-One                                                                                        20,800  (a)             121,680

QLogic                                                                                           24,600  (a)           1,082,154

QUALCOMM                                                                                        206,800                6,594,852

Sabre Holdings                                                                                   37,321                  780,382

Sanmina-SCI                                                                                     133,500  (a)             640,800

Scientific-Atlanta                                                                               40,400                  656,500

Siebel Systems                                                                                  126,900  (a)           1,100,223

Solectron                                                                                       216,300  (a)             689,997

Sun Microsystems                                                                                837,400  (a)           2,763,420

Symantec                                                                                         38,900  (a)           1,709,655

Symbol Technologies                                                                              60,300                  659,079

Tektronix                                                                                        22,800  (a)             427,956

Tellabs                                                                                         107,900  (a)             666,822

Teradyne                                                                                         47,900  (a)             555,640


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Texas Instruments                                                                               453,700                8,388,913

Unisys                                                                                           85,500  (a)             889,200

VERITAS Software                                                                                107,782  (a)           2,372,282

Xerox                                                                                           192,500  (a)           1,898,050

Xilinx                                                                                           88,400  (a)           2,392,988

                                                                                                                     325,612,142

UTILITIES--5.1%

AES                                                                                             142,200  (a)             854,622

AT&T                                                                                            201,940                3,443,077

Allegheny Energy                                                                                 32,700                  271,410

Ameren                                                                                           41,700                1,708,866

American Electric Power                                                                         101,960                2,689,705

BellSouth                                                                                       487,800               12,434,022

Calpine                                                                                          99,000  (a)             531,630

CenterPoint Energy                                                                               79,666                  629,361

CenturyTel                                                                                       37,400                1,101,430

Cinergy                                                                                          44,100                1,505,574

Citizens Communications                                                                          74,000  (a)             808,820

Consolidated Edison                                                                              56,000                2,176,720

Constellation Energy Group                                                                       43,200                1,264,896

DTE Energy                                                                                       43,900                1,770,048

Duke Energy                                                                                     233,688                4,110,572

Dynegy, Cl. A                                                                                    96,800                  425,920

Edison International                                                                             85,300  (a)           1,244,527

Entergy                                                                                          58,200                2,712,702

Exelon                                                                                           84,675                4,491,162

FPL Group                                                                                        47,800                2,909,586

FirstEnergy                                                                                      78,002                2,631,008

Mirant                                                                                          105,526  (a)             349,291

PG&E                                                                                            106,800  (a)           1,599,864

PPL                                                                                              43,100                1,560,220

Pinnacle West Capital                                                                            23,700                  787,314

Progress Energy                                                                                  62,169                2,597,421

Public Service Enterprise Group                                                                  58,300                2,242,801

Qwest Communications International                                                              443,900                1,673,503

SBC Communications                                                                              870,298               20,330,161

Southern                                                                                        187,000                5,439,830

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Sprint (FON Group)                                                                              234,500                2,699,095

TECO Energy                                                                                      45,900  (b)             495,261

TXU                                                                                              84,397                1,681,188

Verizon Communications                                                                          717,056               26,803,552

Xcel Energy                                                                                     104,410                1,411,623

                                                                                                                     119,386,782

TOTAL COMMON STOCKS

   (cost $2,058,947,701 )                                                                                          2,217,865,326
                                                                                              Principal
SHORT-TERM INVESTMENTS--4.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--4.5%

Greenwich Capital Markets,
  Tri-Party Repurchase Agreement, 1.28%,
  dated 4/30/2003, due 5/1/2003 in the

  amount of $103,934,093 (fully collateralized

   by $105,085,000 of various U.S. Government
   Agency Obligations, value $106,012,633)                                                  103,930,398              103,930,398

U.S. TREASURY BILLS--.3%

1.15%, 5/22/2003                                                                                100,000  (c)              99,936

1.13%, 5/29/2003                                                                                250,000  (c)             249,787

1.09%, 6/5/2003                                                                                 350,000  (c)             349,633

1.12%, 6/12/2003                                                                              5,000,000  (c)           4,993,750

1.10%, 7/3/2003                                                                                 850,000  (c)             848,385

1.12%, 7/10/2003                                                                                500,000  (c)             498,945

1.10%, 7/17/2003                                                                                200,000  (c)             199,534

1.14%, 7/24/2003                                                                                200,000  (c)             199,492

1.09%, 7/31/2003                                                                                500,000  (c)             498,610

                                                                                                                       7,938,072

TOTAL SHORT-TERM INVESTMENTS

   (cost $111,868,078)                                                                                               111,868,470


INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--.0%                                                                    Shares  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $502,146)                                                                              502,146                  502,146

TOTAL INVESTMENTS (cost $2,171,317,925)                                                          100.0%            2,330,235,942

CASH AND RECEIVABLES (NET)                                                                         0.0%                  255,506

NET ASSETS                                                                                       100.0%            2,330,491,448

(A) NON-INCOME PRODUCING.

(B)  ALL OF THIS SECURITY IS ON LOAN. AT APRIL 30, 2003, THE TOTAL MARKET VALUE
OF THE FUND'S SECURITY ON LOAN IS $495,261 AND THE TOTAL MARKET VALUE OF THE
COLLATERAL HELD BY THE FUND IS $502,146.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

April 30, 2003 (Unaudited)

                                                                   Mark t Value                                        Unrealized
                                                                     Covered by                                      Appreciation
                                            Contracts              Contracts ($)           Expiration              at 4/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                             505              115,657,625             June 2003                 6,425,275

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                            Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities loaned
   valued at $495,261)--Note 1(b,c)                 2,171,317,925  2,330,235,942

Cash                                                                   1,952,575

Dividends and interest receivable                                      2,354,717

Receivable for shares of Common Stock subscribed                       2,121,081

Receivable for futures variation margin--Note 4                              825

Prepaid expenses                                                         340,586

                                                                   2,337,005,726
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,320,734

Payable for shares of Common Stock redeemed                           4,691,398

Liability for securities loaned--Note 1(b)                              502,146

                                                                      6,514,278
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,330,491,448
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,362,333,364

Accumulated undistributed investment income--net                      8,290,356

Accumulated net realized gain (loss) on investments                (205,475,564)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $6,425,275 net unrealized
  appreciation on financial futures)                                165,343,292
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,330,491,448
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)      86,932,764

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   26.81

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                      19,387,428

Interest                                                               443,086

Income from securities lending                                          24,526

TOTAL INCOME                                                        19,855,040

EXPENSES:

Management fee--Note 3(a)                                            2,715,858

Shareholder servicing costs--Note 3(b)                               2,715,858

Loan commitment fees--Note 2                                            20,398

Miscellaneous                                                           56,764

TOTAL EXPENSES                                                       5,508,878

INVESTMENT INCOME--NET                                              14,346,162
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (19,321,605)

Net realized gain (loss) on financial futures                       (1,650,122)

NET REALIZED GAIN (LOSS)                                           (20,971,727)

Net unrealized appreciation (depreciation) on investments
  (including $5,734,387 net unrealized appreciation
  on financial futures)                                            101,800,288

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              80,828,561

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                95,174,723

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,346,162           26,577,770

Net realized gain (loss) on investments       (20,971,727)         (99,837,347)

Net unrealized appreciation
   (depreciation) on investments              101,800,288         (344,839,365)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   95,174,723         (418,098,942)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (26,194,132)         (25,302,387)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 362,257,383        1,065,975,110

Dividends reinvested                           25,656,958           24,723,315

Cost of shares redeemed                      (311,783,203)        (976,225,624)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             76,131,138          114,472,801

TOTAL INCREASE (DECREASE) IN NET ASSETS       145,111,729         (328,928,528)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,185,379,719        2,514,308,247

END OF PERIOD                               2,330,491,448        2,185,379,719

Undistributed investment income--net            8,290,356           20,138,326
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    14,107,616           34,312,201

Shares issued for dividends reinvested            958,422              741,996

Shares redeemed                               (12,150,907)         (31,933,596)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,915,131            3,120,601

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                             Six Months Ended
                               April 30, 2003                                         Year Ended October 31,
                                                           -------------------------------------------------------------------------
                                   (Unaudited)             2002            2001             2000             1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                   26.01            31.08            41.95           40.55             32.76           27.73

Investment Operations:

Investment income--net                     .17(a)           .32(a)           .32(a)          .31(a)            .35(a)          .34

Net realized and
   unrealized gain (loss)
   on investments                          .94            (5.08)          (10.88)           1.92               7.80           5.46

Total from
   Investment Operations                  1.11            (4.76)          (10.56)           2.23               8.15           5.80

Distributions:

Dividends from investment
   income--net                            (.31)            (.31)           (.31)            (.32)              (.36)          (.30)

Dividends from net
   realized gain on
   investments                              --               --             --              (.51)                --           (.47)

Total Distributions                       (.31)            (.31)           (.31)            (.83)              (.36)          (.77)

Net asset value,
   end of period                         26.81            26.01           31.08            41.95              40.55          32.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                          4.27(b)        (15.54)         (25.31)            5.50              25.00          21.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses
   to average net assets                   .25(b)           .50             .50              .50                .50            .50

Ratio of net investment
   income to average
   net assets                              .65(b)          1.05             .88              .73                .92           1.14

Portfolio Turnover Rate                   1.65(b)          4.42            1.89             7.64               9.61           7.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period
   ($ x 1,000)                       2,330,491        2,185,380       2,514,308        3,072,253          2,800,028      1,843,762

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus S&P 500 Index Fund (the "fund") is a separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to match the performance of the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation ("the Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $145,321,705 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $20,622,195 of the carryover expires in fiscal 2008, $42,517,790 expires in fiscal 2009 and $82,181,720 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002, was as follows: ordinary income $25,302,387. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the
value   of   the   fund'  s   average   daily  net  assets,  and  is

                                                                       The  Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, interest, commitment fees, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fees in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board members (including counsel fees). Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimburseable amounts) . Subject to the Company's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Board members.

(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services a fee, at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period April 30, 2003, the fund was charged $2,715,858 pursuant to the Shareholder Services Plan.

(C) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended April 30, 2003, redemption fees amounted to $24,031.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures during the period ended April 30, 2003, amounted to $55,326,720 and $34,826,554, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of April 30, 2003, are set forth in the Statement of Financial Futures.

At April 30, 2003, accumulated net unrealized appreciation on investments was $158,918,017, consisting of $541,225,057 gross unrealized appreciation and $382,307,040 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposals considered at the meeting, and the results, are as follows:


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Shares
                                                            ------------------------------------------------------------------------
                                                                        For                     Against                Abstained
                                                            ------------------------------------------------------------------------

To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to permit
   participation in a portfolio securities
   lending program                                                   35,920,282                4,213,850                2,135,051

To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to permit
   investment in other investment
   companies                                                         35,417,465                4,142,813                2,708,905






         For More Information



                        Dreyfus S&P 500
                        Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
 can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  078SA0403


================================================================================


Dreyfus International
Stock Index Fund



SEMIANNUAL REPORT April 30, 2003


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            34   Statement of Financial Futures

                            35   Statement of Assets and Liabilities

                            36   Statement of Operations

                            37   Statement of Changes in Net Assets

                            38   Financial Highlights

                            39   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus International

                                                               Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus International Stock Index Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Susan Ellison. We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets. Of course, problems and concerns remain. In international markets, Europe's economy remains stagnant, and Asia's economy has been weakened by the spread of SARS. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. will lead the global economy to recovery. What are the implications for your investments? We are generally optimistic about stocks, although security selection by region, sector and company should remain a key factor. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk. Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003

DISCUSSION OF FUND PERFORMANCE

Susan Ellison, Portfolio Manager

How did Dreyfus International Stock Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced a total return of 0.87%.1 This compares with a 1.81% total return for the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Free Index (the "MSCI EAFE Free Index" or the "Index"), during the same period.2 For most of the reporting period, international equity markets declined amidst the pending conflict with Iraq and deteriorating investor confidence. As the reporting period and the war concluded, and investor confidence began to improve, international stocks began to rebound. As a result, this international political and economic environment directly affected the fund's absolute performance. The fund performed in line with its benchmark, with the difference primarily attributable to fund fees and expenses. What is the fund's investment approach?

In managing this fund, our goal is to match the performance of the MSCI EAFE Free Index, a broadly diversified, international index composed of slightly more than 1,000 stocks that trade in 21 major markets outside the United States, including Great Britain, Germany, France, Japan, Hong Kong, Singapore, Australia and New Zealand. Weighted by market capitalization (the total value of all shares outstanding in a country's stock market) and share liquidity (a measure of the proportion of a company's shares actually available to be bought or sold by the public), approximately 71% of the MSCI EAFE Free Index's total value is represented by its top five countries, which currently are Great Britain, Japan, France, Switzerland and Germany. The MSCI EAFE Free Index is diversified among industry groups, as those groups are represented in individual country markets. In order to simplify management and control costs, the fund attempts to match the Index's return, not to duplicate its composition. Our carefully created sample attempts to match index weightings at the country, industry and individual security levels. Beginning by country, the fund invests in proportion to each country's weighting in the Index. That means that if the British market comprises 28% of the Index, then approximately 28% of the fund's assets will be invested in Britain. In addition, the fund's industry allocation also matches that of the Index, in the proper proportion. For example, if a certain percentage of the market value in the Japanese sub-index is comprised of financial services firms, that same approximate percentage of the investment in the Japanese markets will also be invested in that sector. At the individual company level, the fund invests in a carefully selected sample of the stocks that make up each country's index component. The fund also invests in securities that represent the market as a whole, such as stock index futures, and manages its exposure to foreign currencies so that the fund's currency profile matches the currency makeup of the MSCI EAFE Free Index. What other factors influenced the fund's performance?

As an index fund, we seek to match the performance of the MSCI EAFE FREE Index. Factors that can influence a fund's overall total return - in addition to political and economic factors - are fees and expenses associated with fund operations, and trading costs associated with rebalancing the fund's portfolio each time a change in the fund's benchmark should occur. On November 30, 2002, one stock was added to the MSCI EAFE Free Index and ten stocks were dropped which resulted in a rebalancing of the fund's portfolio. Global equity markets rallied in April 2003 as coalition forces seized Baghdad, signaling the end of military action in Iraq. European markets rallied sharply as investors flocked to German stocks that had been deeply depressed by poor economic conditions and heavy pension, welfare and labor costs. As a result, Germany's leaders have proposed pension and tax reforms. Mixed economic news and the SARS outbreak in Asia created a tense investment environment in that region. Japanese stocks sagged as consumer electronics giant Sony reported weak earnings. On a more positive note, the Japanese government seems to be taking a more aggressive position to restructure the nation's banks, which have been a drag on Japan's economy. As of April 30, 2003, the top five country weightings in the MSCI EAFE Free Index and fund were approximately as follows: Great Britain (27.7% of the Index), Japan (19.3%), France (9.7%), Switzerland (8.1%) and Germany (6.3%). What is the fund's current strategy?

As an index fund, we do not actively select stocks based on their individual merits or underlying fundamentals. The fund's continuing strategy is to provide broad exposure to the international markets by remaining fully invested in a way that attempts to match the performance of the MSCI EAFE Free Index.

May 15, 2003

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost.

2 SOURCE: LIPPER INC. - Reflects reinvestment of net dividends and, where applicable, capital gains distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Free Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The index reflects actual investable opportunities for global investors for stocks that are free of foreign ownership limits or legal restrictions at the country level.

                                                             The Fund



STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)

COMMON STOCKS--94.1%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--4.8%

AMP                                                                                              17,208                   93,966

AMP Diversified Property Trust (Units)                                                            6,000                   11,109

Alumina                                                                                          17,580                   47,944

Amcor                                                                                            12,380                   64,350

Ansell                                                                                            1,500  (a)               5,451

Aristocrat Leisure                                                                                4,353  (b)               4,248

Australia and New Zealand Banking                                                                20,270                  236,461

Australian Gas Light                                                                              6,439                   46,035

Australian Stock Exchange                                                                           700                    5,035

BHP Billiton                                                                                     52,562                  297,213

BHP Steel                                                                                         9,472                   20,085

Boral                                                                                             8,184                   24,367

Brambles Industries                                                                              12,929                   41,649

CFS Gandel Retail Trust (Units)                                                                  13,489                   11,812

CSL                                                                                               1,487                   14,547

CSR                                                                                              11,900                   13,249

Coca-Cola Amatil                                                                                  5,971                   21,251

Cochlear                                                                                            616                   13,047

Coles Myer                                                                                       14,715  (a)              63,325

Commonwealth Bank of Australia                                                                   16,571                  282,140

Computershare                                                                                     3,800                    4,041

David Jones                                                                                       6,337                    4,162

Deutsche Office Trust (Units)                                                                    29,000                   20,316

Foster's                                                                                         31,663                   88,727

Futuris                                                                                          13,182                   12,615

General Property Trust (Units)                                                                   25,216                   47,318

Harvey Norman                                                                                     7,600                   10,839

Iluka Resources                                                                                   4,328                   11,126

Insurance Australia                                                                              35,168                   68,193

James Hardie Industries                                                                           6,600                   27,082

John Fairfax                                                                                      7,800                   14,881

Leighton                                                                                          2,900                   17,632

Lend Lease                                                                                        4,904                   31,012

M.I.M                                                                                            31,926                   33,949

Macquarie Bank                                                                                    2,574                   40,380

Macquarie Infrastructure (Units)                                                                 26,742                   55,032

Mayne                                                                                            12,622                   23,369


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA (CONTINUED)

Mirvac                                                                                           15,599                   40,785

National Australia Bank                                                                          20,561                  417,979

Newcrest Mining                                                                                   4,532                   18,568

News Corporation                                                                                 19,887                  141,531

OneSteel                                                                                          7,421                    7,938

Orica                                                                                             5,354                   33,154

Origin Energy                                                                                     6,434                   18,070

PaperlinX                                                                                         6,000                   19,253

Patrick                                                                                           2,000                   16,251

Principal Office Fund (Units)                                                                     7,000                    6,086

Publishing & Broadcasting                                                                         1,600                    8,837

QBE Insurance                                                                                     8,947                   47,793

Rinker                                                                                           11,900  (a)              36,175

Rio Tinto                                                                                         4,943                   98,259

Santos                                                                                           10,100                   36,642

Sonic Healthcare                                                                                  3,726                   14,823

Sons of Gwalia                                                                                    3,013                    3,487

Southcorp                                                                                         7,524                   17,790

Stockland (Units)                                                                                10,873                   34,005

Suncorp-Metway                                                                                    8,005                   56,931

TAB                                                                                               5,000                   10,102

TABCORP                                                                                           6,000                   39,782

Telstra                                                                                          36,467                   96,031

Transurban                                                                                        7,226                   21,334

WMC Resources                                                                                    17,580                   43,985

Wesfarmers                                                                                        5,197                   79,642

Westfield                                                                                         6,494                   59,305

Westfield Trust (Units)                                                                          30,039                   64,447

Westpac Banking                                                                                  23,338  (a)             232,253

Woodside Petroleum                                                                                6,800                   48,743

Woolworths                                                                                       16,267                  131,277

                                                                                                                       3,729,216

AUSTRIA--.1%

Erste Bank der oesterreichischen Sparkassen                                                         300                   23,737

Flughafen Wien                                                                                      300                   10,466

Mayr-Melnhof Karton                                                                                 100                    8,475

OMV                                                                                                 115  (b)              13,810

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AUSTRIA (CONTINUED)

Oesterreichische Elektrizitaetswirtschafts, Cl. A                                                    45                    4,159

Telekom Austria                                                                                   2,700  (a)              27,661

VA Technologie                                                                                      150                    3,758

Wienerberger                                                                                        500                    9,430

                                                                                                                         101,496

BELGIUM--1.0%

Agfa Gevaert                                                                                      1,450  (b)              28,804

Barco                                                                                               140                    8,093

Bekaert                                                                                             240                   11,024

Colruyt                                                                                              35                    2,287

Compagnie Maritime Belge                                                                            150                    9,375

Delhaize                                                                                            420                    8,873

Dexia                                                                                             9,100                  104,298

Electrabel                                                                                          382                   91,572

Fortis                                                                                           14,222                  238,711

Groupe Bruxelles Lambert                                                                          1,105                   45,443

Interbrew                                                                                         2,300  (b)              51,336

KBC Bankverzekeringsholding                                                                       1,412  (b)              49,953

Omega Pharma                                                                                        300                    7,784

S.A. D'Ieteren                                                                                       70                    8,890

Solvay                                                                                              450                   31,789

UCB                                                                                               1,300                   35,980

Umicore                                                                                             100                    4,544

                                                                                                                         738,756

DENMARK--.7%

A/S Dampskibsselskabet Svenborg, Cl. B                                                                2  (b)              26,245

A/S Det Ostasiatiske Kompagni                                                                       200  (b)               4,720

Bang & Olufsen, Cl. B                                                                               100                    2,014

Carlsberg, Cl. B                                                                                    400                   14,551

Coloplast, Cl. B                                                                                    100                    7,396

D/S 1912, Cl. B                                                                                       3  (b)              26,922

Danisco                                                                                             800                   29,221

Danske Bank                                                                                       7,800                  150,076

FLS Industries, Cl. B                                                                               500  (a)               4,322

GN Store Nord                                                                                     2,400  (a)               8,189

Group 4 Falck                                                                                       880                   15,344

H. Lundbeck                                                                                       1,100                   22,818


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DENMARK (CONTINUED)

ISS                                                                                                 632                   23,655

NEG Micon                                                                                           300  (a)               3,021

NKT                                                                                                 500                    5,487

Novo Nordisk, Cl. B                                                                               3,657                  132,479

Novozymes, Cl. B                                                                                    625                   15,266

TDC                                                                                               1,860  (b)              46,272

Topdanmark                                                                                          400  (a)              13,047

Vestas Wind Systems                                                                               1,300  (b)              10,161

William Demant                                                                                      600  (a)              14,972

                                                                                                                         576,178

FINLAND--2.0%

Amer                                                                                                300                    9,308

Elisa                                                                                               600  (a)               4,620

Fortum                                                                                            5,100                   36,199

Instrumentarium                                                                                     600  (b)              22,499

Kesko, Cl. B                                                                                        700  (b)               7,875

Kone, Cl. B                                                                                         470                   16,024

Metso                                                                                             1,910  (b)              18,204

Nokia                                                                                            66,685                1,128,214

Orion-Yhtyma, Cl. B                                                                                 500                    8,258

Outokumpu                                                                                           600  (b)               4,955

Pohjola, Cl. D                                                                                      400                    6,013

Rautaruukki                                                                                       5,100  (a)              21,628

Sampo, Cl. A                                                                                      3,520  (b)              25,534

Stora Enso, Cl. R                                                                                 8,956                   97,750

TietoEnator                                                                                       1,410                   23,367

UPM-Kymmene                                                                                       6,980                  103,213

Uponor                                                                                              500                   10,044

Wartsila, Cl. B                                                                                     500  (b)               5,775

                                                                                                                       1,549,480

FRANCE--8.8%

Accor                                                                                             2,709                   89,276

Air France                                                                                          200  (b)               2,228

Alcatel                                                                                          14,825  (a)             121,438

Alstom                                                                                            5,100  (a)              10,359

Altran Technologies                                                                                 600                    2,203

Atos Origin                                                                                         200  (a)               7,136

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FRANCE (CONTINUED)

Autoroutes du Sud de la France                                                                      700                   19,139

Aventis                                                                                           9,560                  485,544

Axa                                                                                              20,451                  310,625

BNP Paribas                                                                                      11,409                  535,527

Bouygues                                                                                          2,500  (b)              61,157

Business Objects                                                                                    350  (a)               7,574

Cap Gemini                                                                                        1,497                   46,578

Carrefour                                                                                         8,129                  353,534

Casino Guichard-Perrachon                                                                           463                   31,519

Club Mediterranee                                                                                   150  (a)               3,348

Compagnie de Saint-Gobain                                                                         4,146                  143,527

Compagnie Generale des Etablissements Michelin, Cl. B                                             1,742                   64,446

Dassault Systemes                                                                                   730                   21,092

Essilor International                                                                             1,136                   46,515

European Aeronautic Defence and Space                                                             4,500                   41,833

France Telecom                                                                                   10,020                  231,474

Groupe Danone                                                                                     1,748                  247,357

Imerys                                                                                              106                   14,065

L'Air Liquide                                                                                     1,395                  211,260

L'Oreal                                                                                           4,824                  344,818

LVMH Moet Hennessy Louis Vuitton                                                                  2,645                  115,416

Lafarge                                                                                           1,754                  117,839

Lagardere S.C.A                                                                                   1,605                   61,330

PSA Peugeot Citroen                                                                               2,32                   108,681

Pechiney, Cl. A                                                                                     820                   23,656

Pernod-Ricard                                                                                       875                   76,802

Pinault-Printemps-Redoute                                                                           950                   66,369

Publicis                                                                                          1,610                   35,522

Renault                                                                                           2,268                   98,080

Sagem                                                                                                50                    4,046

Sanofi-Synthelabo                                                                                 5,707                  340,424

Schneider Electric                                                                                2,715                  128,530

Societe BIC                                                                                         550                   19,335

Societe Generale, Cl. A                                                                           4,145                  253,495

Societe Television Francaise 1                                                                    1,950                   54,775

Sodexho Alliance                                                                                    858                   19,524

Suez                                                                                             11,955                  194,670


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FRANCE (CONTINUED)

Technip-Coflexip                                                                                    273                   22,363

Thales                                                                                            1,091                   29,185

Thomson                                                                                           2,600  (a)              38,098

Total Fina Elf                                                                                    8,925                1,170,335

Unibail                                                                                             489                   32,716

Valeo                                                                                             1,204                   34,492

Vinci                                                                                               900                   58,607

Vivendi Universal                                                                                12,787                  208,346

Wanadoo                                                                                           5,600  (a)              38,248

Zodiac                                                                                               80                    1,805

                                                                                                                       6,806,261

GERMANY--5.7%

Adidas-Salomon                                                                                      601  (b)              51,981

Aixtron                                                                                             600  (b)               2,036

Allianz                                                                                           3,696  (b)             259,858

Altana                                                                                              986  (b)              48,637

BASF                                                                                              7,469  (b)             330,499

Bayer                                                                                             9,276                  168,738

Bayerische Hypo-und Vereinsbank                                                                   5,221  (b)              69,604

Beiersdorf                                                                                          405  (b)              49,537

Buderus                                                                                             690                   22,655

Continental                                                                                       1,400  (b)              24,842

DaimlerChrysler                                                                                  12,066  (b)             389,158

Deutsche Bank                                                                                     7,858  (b)             405,152

Deutsche Boerse                                                                                     800                   37,141

Deutsche Lufthansa                                                                                2,624  (a,b)            26,941

Deutsche Post                                                                                     5,900  (b)              70,782

Deutsche Telekom                                                                                 29,350                  392,400

Douglas                                                                                             440                    8,004

E.ON                                                                                              8,180  (b)             387,977

Epcos                                                                                               600  (a,b)             9,174

Fresenius Medical Care                                                                              461  (b)              23,100

Gehe                                                                                                362  (b)              14,423

HeidelbergCement                                                                                    420  (b)              12,820

Infineon Technologies                                                                             5,700  (a)              41,984

KarstadtQuelle                                                                                      780  (b)              13,188

Linde                                                                                             1,233  (b)              46,372

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

MAN                                                                                               1,350  (b)              24,407

MLP                                                                                               1,300  (b)              15,088

Merck KGaA                                                                                          750  (b)              20,172

Metro                                                                                             2,093  (b)              57,460

Muenchener Rueckversicherungs-Gesellschaft                                                        1,420  (b)             141,357

QIAGEN                                                                                            2,300  (a,b)            15,914

RWE                                                                                               4,777  (b)             129,013

SAP                                                                                               2,868  (b)             291,583

Schering                                                                                          2,380  (b)             106,110

Siemens                                                                                          11,202                  553,813

TUI                                                                                               1,795  (b)              26,302

ThyssenKrupp                                                                                      4,634  (b)              47,578

Volkswagen                                                                                        2,980  (b)             104,426

WCM Beteiligungs-und Grundbesitz                                                                  2,140  (a)               5,827

                                                                                                                       4,446,053

GREECE--.3%

Alpha Bank                                                                                        3,100                   42,968

Bank of Piraeus                                                                                   1,500                    9,274

Coca-Cola Hellenic Bottling                                                                       1,038                   15,175

Commercial Bank of Greece                                                                           950                   13,274

EFG Eurobank Ergasias                                                                             2,400                   29,998

Greek Organization of Football Prognostics                                                          800                    7,303

Hellenic Petroleum                                                                                1,300                    7,834

Hellenic Telecommunications Organization                                                          4,600                   49,385

Intracom                                                                                            500                    2,846

National Bank of Greece                                                                           2,000                   28,168

Public Power                                                                                        800                   12,142

Titan Cement                                                                                        500                   18,436

Viohalco                                                                                          2,000                    8,437

Vodafone Panafon                                                                                  3,400                   21,401

                                                                                                                         266,641

HONG KONG--1.5%

ASM Pacific Technology                                                                            5,000                   12,405

BOC Hong Kong                                                                                    35,500  (b)              34,594

Bank of East Asia                                                                                20,991                   38,892

CLP                                                                                              25,788                  105,479

Cathay Pacific Airways                                                                           18,000  (b)              21,695


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HONG KONG (CONTINUED)

Cheung Kong                                                                                      19,000                  105,000

Cheung Kong Infrastructure                                                                        6,000                   11,232

Esprit                                                                                            8,000                   15,694

Giordano International                                                                           20,000                    5,385

Hang Lung Properties                                                                             14,000  (b)              12,117

Hang Seng Bank                                                                                   10,100                  100,041

Henderson Land Development                                                                        8,000                   19,849

Hong Kong and China Gas                                                                          56,772                   66,970

Hong Kong Exchanges & Clearing                                                                   16,000                   18,669

Hongkong Electric                                                                                21,000                   84,280

Hutchison Whampoa                                                                                28,800                  160,266

Hysan Development                                                                                 9,000                    6,751

Johnson Electric                                                                                 26,400                   28,434

Li & Fung                                                                                        26,000                   29,170

MTR                                                                                              24,500                   26,388

New World Development                                                                            31,708  (b)               9,656

PCCW                                                                                             26,207  (a,b)            16,633

SCMP                                                                                             11,759                    4,448

Shangri-La Asia                                                                                  20,000                   12,630

Sino Land                                                                                        38,664  (b)              10,287

Sun Hung Kai Properties                                                                          15,384                   72,195

Swire Pacific, Cl. A                                                                             13,500                   53,487

Television Broadcasts                                                                             3,000  9,174

Wharf                                                                                            20,171                   35,304

                                                                                                                       1,127,125

IRELAND--.8%

Allied Irish Banks                                                                               12,239                  187,807

Bank of Ireland                                                                                  14,311                  174,883

CRH                                                                                               6,716                  103,132

DCC                                                                                               1,000                   12,388

Elan                                                                                              6,074  (a)              20,336

Greencore                                                                                         2,474                    7,593

Independent News & Media                                                                          4,200                    5,531

Independent News & Media (Rights)                                                                 1,120  (a)                 588

Irish Life & Permanent                                                                            4,000                   45,577

Kerry                                                                                             1,600                   23,659

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IRELAND (CONTINUED)

Ryanair                                                                                           6,300  (a)              43,099

Waterford Wedgwood (Units)                                                                       16,900                    4,527

                                                                                                                         629,120

ITALY--3.7%

ACEA                                                                                              1,400                    5,703

Alitalia                                                                                         16,500  (a)               3,867

Alleanza Assicurazioni                                                                            6,800  (b)              63,594

Assicurazioni Generali                                                                           13,632  (b)             313,242

Autogrill                                                                                         1,528  (a)              14,904

Banca Fideuram                                                                                    5,400  (b)              28,505

Banca Intesa                                                                                     49,677  (b)             128,619

Banca Intesa (RNC)                                                                               23,587  (b)              42,775

Banca Monte dei Paschi di Siena                                                                  13,050  (b)              37,866

Banca Nazionale del Lavoro                                                                       15,500  (a)              25,117

Banca Populare di Milano                                                                          5,900                   24,560

Benetton                                                                                            730  (b)               6,314

Bulgari                                                                                           2,300                   10,729

Capitalia                                                                                        18,516  (b)              29,239

Enel                                                                                             31,970  (b)             191,237

Eni                                                                                              38,825                  553,307

e.Biscom                                                                                            300  (a)               8,618

Fiat                                                                                              3,585  (b)              27,286

Fiat (RNC)                                                                                        1,500                    6,713

FinecoGroup                                                                                      19,250  (a,b)             9,066

Gruppo Editoriale L'Espresso                                                                      3,900                   15,320

Italcementi                                                                                       1,565                   16,348

Luxottica                                                                                         2,100                   23,998

Mediaset                                                                                          8,865  (b)              75,783

Mediobanca                                                                                        4,756                   44,001

Mediolanum                                                                                        4,300  (b)              22,458

Mondadori (Arnoldo) Editore                                                                       2,050  (b)              14,528

Parmalat Finanziaria                                                                              7,306  (b)              18,671

Pirelli                                                                                          13,500  (b)              13,318

Riunione Adriatica di Sicurta                                                                     4,764                   68,691

Sanpaolo IMI                                                                                     10,852  (b)              89,499

Seat Pagine Gialle                                                                               69,400  (a,b)            47,090

Snam Rete Gas                                                                                    11,600                   42,073


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ITALY (CONTINUED)

Snia                                                                                              4,800  (a)               9,187

Telecom Italia                                                                                   31,231  (b)             255,130

Telecom Italia (RNC)                                                                             30,350  (b)             149,369

Telecom Italia Mobile                                                                            52,211  (b)             245,889

Tiscali                                                                                           1,650  (a)               7,955

UniCredito Italiano                                                                              50,192                  219,576

                                                                                                                       2,910,145

JAPAN--18.3%

ACOM                                                                                                650  (b)              18,258

ADERANS                                                                                             400                    7,329

ADVANTEST                                                                                         1,000                   33,540

AEON                                                                                              2,900                   65,898

AEON CREDIT SERVICE                                                                                 220                    5,248

AIFUL                                                                                               400                   15,026

ALL NIPPON AIRWAYS                                                                                7,000  (a,b)            11,739

ALPS ELECTRIC                                                                                     2,000                   21,583

AMADA                                                                                             5,000                   11,781

ANRITSU                                                                                           2,000  (a,b)             6,507

AOYAMA TRADING                                                                                      200                    2,690

ASAHI BREWERIES                                                                                   6,000                   35,670

ASAHI KASEI                                                                                      16,900  (b)              46,055

ASATSU-DK                                                                                           300                    5,031

AUTOBACS SEVEN                                                                                      500                    9,957

Ajinomoto                                                                                         7,800                   79,138

Amano                                                                                             1,000                    4,897

Asahi Glass                                                                                      10,800                   57,505

Ashikaga Financial                                                                                9,000  (a)              11,018

BANK OF FUKUOKA                                                                                   8,000                   34,144

BELLSYSTEM24                                                                                         20                    2,566

BRIDGESTONE                                                                                       8,400                   95,298

Bank of Yokohama                                                                                 14,000  (a,b)            49,421

Benesse                                                                                           1,000  (b)              13,332

CANON                                                                                            12,100                  489,032

CAPCOM                                                                                              900  (b)               7,184

CASIO COMPUTER                                                                                    2,000  (b)              12,158

CHUGAI PHARMACEUTICAL                                                                             4,128                   43,267

COCA-COLA WEST JAPAN                                                                                500                    8,326

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

CSK                                                                                               1,100  (b)              19,416

Central Japan Railway                                                                                11                   71,390

Chiba Bank                                                                                        9,000  (b)              31,846

Chubu Electric Power                                                                              8,200                  165,018

Citizen Watch                                                                                     4,000                   21,097

Credit Saison                                                                                     1,800                   33,884

DAI NIPPON PRINTING                                                                               8,800                   85,447

DAICEL CHEMICAL INDUSTRIES                                                                        2,000                    6,691

DAIDO STEEL                                                                                         200                      268

DAIFUKU                                                                                           3,000                    7,999

DAIICHI PHARMACEUTICAL                                                                            3,000                   37,984

DAIKIN INDUSTRIES                                                                                 2,000                   33,272

DAINIPPON INK AND CHEMICALS                                                                      12,000  (b)              18,615

DAINIPPON SCREEN MANUFACTURING                                                                    2,000  (a,b)             6,943

DAITO TRUST CONSTRUCTION                                                                          1,100                   20,984

DENKI KAGAKU KOGYO KABUSHIKI KAISHA                                                               5,600                   12,443

DENSO                                                                                             6,700                   95,506

DENTSU                                                                                                1                    2,977

DOWA MINING                                                                                       3,000                    9,936

Daiei                                                                                             2,000  (a,b)             2,147

Daimaru                                                                                           3,000                   10,792

Daiwa House Industry                                                                              5,400                   32,601

Daiwa Securities                                                                                 16,000  (b)              62,921

EBARA                                                                                             3,000                    8,578

East Japan Railway                                                                                   44                  199,229

Eisai                                                                                             3,000                   52,952

FANUC                                                                                             1,400                   57,287

FAST RETAILING                                                                                      900                   26,186

FUJI ELECTRIC                                                                                     5,000                    8,553

FUJI MACHINE MANUFACTURING                                                                          700                    4,696

FUJI SOFT ABC                                                                                       400                    4,226

FUJISAWA PHARMACEUTICAL                                                                           3,000                   50,813

FUJITSU                                                                                          21,800  (a)              60,870

FamilyMart                                                                                          600                   11,446

Fuji Photo Film                                                                                   6,200                  158,041

Fuji Television Network                                                                               4                   14,120

Fujikura                                                                                          3,000                    6,767


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Furukawa Electric                                                                                 6,000  (b)              11,018

GUNZE                                                                                             5,000                   18,824

Gunma Bank                                                                                        6,000  (b)              28,174

HANKYU DEPARTMENT STORES                                                                          2,000  (b)              10,951

HINO MOTORS                                                                                       2,000                    9,525

HIROSE ELECTRIC                                                                                     400                   28,610

HONDA MOTOR                                                                                       8,900                  294,776

HOUSE FOODS                                                                                       1,220                   11,079

HOYA                                                                                              1,500                   88,672

Hitachi                                                                                          41,900                  139,831

Hitachi Cable                                                                                     3,000                    5,937

Hitachi Software Engineering                                                                        200                    3,066

Hitachi Zosen                                                                                     9,500  (a)               5,974

Hokuriku Bank                                                                                    14,000  (a)              17,726

ISHIHARA SANGYO KAISHA                                                                            8,000  (a)              10,397

ITO EN                                                                                              300                    9,056

ITOCHU                                                                                           18,500                   38,781

ITOCHU TECHNO-SCIENCE                                                                               300                    5,383

ITO-YOKADO                                                                                        5,000                  117,600

Isetan                                                                                            2,000                   13,466

Ishikawajima-Harima Heavy Industries                                                             17,000  (b)              15,537

JAPAN TOBACCO                                                                                         8                   46,621

JFE                                                                                               5,960                   71,814

JGC                                                                                               3,000                   21,130

JSR                                                                                               2,000                   20,862

Japan Airlines System                                                                            10,600  (a,b)            18,843

Joyo Bank                                                                                        11,462                   33,158

KAJIMA                                                                                           10,800                   23,002

KAKEN PHARMACEUTICAL                                                                              1,000                    4,193

KANDENKO                                                                                            105                      312

KANEBO                                                                                            6,000  (a,b)             6,138

KANEKA                                                                                            3,000  (b)              13,609

KATOKICHI                                                                                           600  (b)               8,814

KEIO ELECTRIC RAILWAY                                                                             8,000                   38,840

KEYENCE                                                                                             440                   70,726

KIKKOMAN                                                                                          2,000                   12,460

KINDEN                                                                                            3,000                    9,383

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

KIRIN BREWERY                                                                                    10,000                   77,142

KOKUYO                                                                                            1,000                    7,605

KOMATSU                                                                                          14,600                   55,702

KOMORI                                                                                            1,000                    8,066

KONAMI                                                                                            1,200                   15,777

KONICA                                                                                            3,000                   27,444

KOYO SEIKO                                                                                        2,000  (b)              11,571

KUBOTA                                                                                           15,000                   34,588

KYOCERA                                                                                           2,200                  107,362

KYOWA EXEO                                                                                        1,000                    2,155

KYOWA HAKKO KOGYO                                                                                 5,000                   22,430

Kamigumi                                                                                          2,400                   10,988

Kansai Electric Power                                                                             8,999                  150,537

Kao                                                                                               8,000                  145,900

Kawasaki Heavy Industries                                                                        15,000  (b)              12,326

Kawasaki Kisen Kaisha                                                                             9,000                   20,602

Keihin Electric Express Railway                                                                   6,000  (b)              28,727

Kinki Nippon Railway                                                                             18,354  (a,b)            45,862

Kuraray                                                                                           5,000  (b)              28,425

Kurita Water Industries                                                                           1,000                    8,670

Kyushu Electric Power                                                                             4,700                   73,066

LAWSON                                                                                              600                   18,414

MABUCHI MOTOR                                                                                       300                   22,413

MAEDA ROAD CONSTRUCTION                                                                             200                      738

MARUHA                                                                                              400                      453

MARUI                                                                                             4,800                   39,966

MEITEC                                                                                              500  (b)              12,703

MINEBEA                                                                                           4,000  (b)              11,873

MITSUBISHI GAS CHEMICAL                                                                           5,000                    7,211

MITSUBISHI MATERIALS                                                                             10,000  (a)               8,888

MITSUI & CO.                                                                                     15,400                   72,958

MITSUMI ELECTRIC                                                                                    100                      758

MORI SEIKI                                                                                          500                    2,096

MURATA MANUFACTURING                                                                              3,300                  117,600

Makita                                                                                            2,000                   15,009

Marubeni                                                                                         23,000                   21,793

Matsushita Electric Industrial                                                                   30,995                  246,900


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Matsushita Electric Works                                                                         7,000  (b)              36,685

Meiji Dairies                                                                                     4,000                   14,624

Meiji Seika Kaisha                                                                                6,000  (b)              20,023

Millea                                                                                               18  (b)             116,820

Mitsubishi                                                                                       13,000  (b)              77,285

Mitsubishi Chemical                                                                              22,200  (b)              36,857

Mitsubishi Electric                                                                              25,000                   64,774

Mitsubishi Estate                                                                                14,000                   81,939

Mitsubishi Heavy Industries                                                                      45,700                  101,547

Mitsubishi Logistics                                                                              2,000                   11,387

Mitsubishi Paper Mills                                                                            7,000  (a)               7,396

Mitsubishi Rayon                                                                                  7,000                   16,024

Mitsubishi Tokyo Financial                                                                           51                  172,765

Mitsui Chemicals                                                                                  9,000                   36,601

Mitsui Engineering & Shipbuilding                                                                11,000                   11,437

Mitsui Fudosan                                                                                   11,000                   59,215

Mitsui Mining & Smelting                                                                          7,000                   18,372

Mitsui O.S.K Lines                                                                                8,000                   20,929

Mitsui Sumitomo Insurance                                                                        18,230  (b)              85,601

Mitsui Trust                                                                                      9,380  (a,b)            17,933

Mitsukoshi                                                                                        5,000  (b)              12,284

Mizuho Financial                                                                                     85  (a,b)            45,401

NAMCO                                                                                               700                    9,808

NEC                                                                                              19,800  (a)              61,927

NGK INSULATORS                                                                                    4,000                   19,386

NGK SPARK PLUG                                                                                    2,000  (b)              14,288

NICHIREI                                                                                          4,000                   12,242

NIDEC                                                                                               500  (b)              26,371

NIKON                                                                                             3,600  (b)              23,998

NIPPON KAYAKU                                                                                     2,000                    8,419

NIPPON MEAT PACKERS                                                                               2,000                   17,961

NIPPON MINING                                                                                     6,800                   11,860

NIPPON OIL                                                                                       19,800                   78,861

NIPPON SHOKUBAI                                                                                   3,000                   15,521

NIPPON STEEL                                                                                     73,100                   81,522

NIPPON TELEGRAPH AND TELEPHONE                                                                       73                  255,861

NISSAN MOTOR                                                                                     31,900                  244,747

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

NISSHINBO INDUSTRIES                                                                              2,000                    8,570

NITTO DENKO                                                                                       1,500                   43,141

NORITAKE                                                                                          3,000                    7,471

NSK                                                                                               7,000                   18,665

NTN                                                                                               6,000  (b)              22,941

NTT Data                                                                                             14                   33,104

NTT DoCoMo                                                                                          244                  503,304

Net One Systems                                                                                       2                    8,133

Nikko Cordial                                                                                    20,000                   53,664

Nintendo                                                                                          1,300                  101,593

Nippon COMSYS                                                                                     1,000                    3,614

Nippon Express                                                                                   12,000                   44,776

Nippon Light Metal                                                                                  400                      419

Nippon Sanso                                                                                      3,000                    8,402

Nippon Sheet Glass                                                                                6,000                   12,326

Nippon Unipac                                                                                        10                   32,115

Nippon Yusen Kabushiki Kaisha                                                                    13,800                   46,633

Nishimatsu Construction                                                                           5,000  (b)              14,087

Nissan Chemical Industries                                                                        2,000                    9,006

Nisshin Seifun                                                                                    2,000                   13,617

Nissin Food Products                                                                              1,000                   21,801

Nomura                                                                                           25,000  (a)             247,568

OBAYASHI                                                                                          9,000                   24,526

OJI PAPER                                                                                        11,000                   41,598

OKUMURA                                                                                           3,000                    9,559

OLYMPUS OPTICAL                                                                                   3,000                   51,945

OMRON                                                                                             3,000                   48,298

ONWARD KASHIYAMA                                                                                  2,000                   14,372

ORACLE CORPORATION JAPAN                                                                            200  (b)               5,048

ORIENTAL LAND                                                                                       600                   25,105

ORIX                                                                                              1,040                   47,526

OSAKA GAS                                                                                        28,000                   80,999

Oki Electric Industry                                                                             7,000  (a,b)            15,026

PIONEER                                                                                           2,000                   40,080

Promise                                                                                           1,200  (b)              39,242

Q.P.                                                                                              1,100                    8,855

RICOH                                                                                             8,000                  122,690


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

ROHM                                                                                              1,500                  154,578

Resona                                                                                           54,000  (a)              25,809

SANDEN                                                                                            4,000                   16,669

SANKYO                                                                                            5,000                   72,447

SANYO ELECTRIC                                                                                   21,000                   65,680

SAPPORO BREWERIES                                                                                 5,000  (b)              12,494

SECOM                                                                                             2,500  (b)              58,276

SEGA                                                                                              1,400  (a,b)             7,748

SEIYU                                                                                             3,000  (a,b)             6,691

SEVEN-ELEVEN JAPAN                                                                                5,000                  119,068

SHIMACHU                                                                                            400                    6,611

SHIMAMURA                                                                                           300                   16,602

SHIMANO                                                                                             800                   12,698

SHIMIZU                                                                                           9,000                   23,545

SHIZUOKA BANK                                                                                     8,400                   55,502

SHOWA SHELL SEKIYU                                                                                1,000  (b)               6,398

SKYLARK                                                                                           1,000                   10,733

SMC                                                                                                 500                   37,649

SOFTBANK                                                                                          2,700  (b)              30,269

SONY                                                                                             12,280                  298,608

SUMITOMO                                                                                         10,000                   40,248

SUMITOMO CHEMICAL                                                                                15,000                   40,626

SUMITOMO HEAVY INDUSTRIES                                                                        12,000  (a)               9,760

SURUGA BANK                                                                                       2,000                    8,452

SUZUKEN                                                                                             600                   15,848

Sanrio                                                                                              600  (a)               2,505

Sanwa Shutter                                                                                       200                      735

Seino Transportation                                                                              2,000                   11,806

Sekisui Chemical                                                                                  7,000                   17,961

Sekisui House                                                                                     7,000                   51,417

77 Bank                                                                                           4,000                   16,971

Sharp                                                                                            12,000                  125,776

Shin-Etsu Chemical                                                                                4,900                  146,680

Shionogi & Co.                                                                                    4,000                   47,493

Shiseido                                                                                          5,000                   45,657

Showa Denko                                                                                      15,000                   22,765

Snow Brand Milk Products                                                                          3,750  (a)               8,490

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Sompo Japan Insurance                                                                            12,000  (b)              54,838

Stanley Electric                                                                                  2,000                   25,155

Sumitomo Bakelite                                                                                 2,000                    7,077

Sumitomo Electric Industries                                                                      7,800                   43,624

Sumitomo Forestry                                                                                 3,000                   10,867

Sumitomo Metal Industries                                                                        44,000                   19,554

Sumitomo Metal Mining                                                                             6,000                   18,061

Sumitomo Mitsui Financial                                                                            48  (b)              75,264

Sumitomo Osaka Cement                                                                             4,000                    5,534

Sumitomo Realty & Development                                                                     6,000  (b)              19,621

Sumitomo Trust and Banking                                                                       13,000                   36,844

TAIHEIYO CEMENT                                                                                  14,000                   19,369

TAISEI                                                                                           13,000                   27,687

TAISHO PHARMACEUTICAL                                                                             2,000                   28,191

TAKARA                                                                                            2,000  (b)               8,955

TAKEFUJI                                                                                          1,050                   54,675

TAKUMA                                                                                            1,000                    5,065

TDK                                                                                               1,500                   52,071

TEIJIN                                                                                           11,000                   24,073

TEIKOKU OIL                                                                                       4,000                   11,471

TERUMO                                                                                            2,800                   46,557

THK                                                                                                 900  (b)               8,301

TIS                                                                                                 500                    6,834

TOBU RAILWAY                                                                                     12,000  (b)              33,607

TODA                                                                                              3,000                    5,836

TOHO                                                                                              1,900                   16,394

TOKYO BROADCASTING SYSTEM                                                                         1,000                   11,731

TOKYO GAS                                                                                        38,000                  123,629

TOKYO STYLE                                                                                       1,000  (b)               8,410

TOKYU                                                                                            14,820  (b)              40,138

TOPPAN PRINTING                                                                                   8,000                   50,713

TORAY INDUSTRIES                                                                                 17,000                   41,053

TOSHIBA                                                                                          43,000                  114,657

TOSOH                                                                                             6,000                   13,533

TOTO                                                                                              4,000                   20,057

TOYO SEIKAN KAISHA                                                                                2,000                   17,827

TOYOBO                                                                                            8,200                   11,758


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

TOYODA GOSEI                                                                                        800  (b)              14,255

TOYOTA INDUSTRIES                                                                                 1,200                   17,760

Taiyo Yuden                                                                                       1,100                    8,384

Takashimaya                                                                                       4,000  (b)              17,843

Takeda Chemical Industries                                                                       11,100                  406,733

Tohoku Electric Power                                                                             6,000  (b)              95,539

Tokyo Electric Power                                                                             16,072                  326,130

Tokyo Electron                                                                                    2,000                   74,962

TonenGeneral Sekiyu                                                                               4,000                   25,423

Tostem Inax                                                                                       3,424                   36,520

Toyota Motor                                                                                     32,814                  742,896

Trend Micro                                                                                       1,500  (a)              18,237

UFJ                                                                                                  37  (a,b)            29,784

UNI-CHARM                                                                                           600                   23,897

UNY                                                                                               2,000                   16,921

USHIO                                                                                             1,000  (b)              11,236

Ube Industries                                                                                    7,600  (b)               9,814

WACOAL                                                                                            2,000                   14,540

WORLD                                                                                               500                    8,297

West Japan Railway                                                                                   11                   34,311

YAKULT HONSHA                                                                                     2,000                   29,348

YAMADA DENKI                                                                                        500                    9,643

YAMAHA                                                                                            2,000                   22,623

YAMATO TRANSPORT                                                                                  5,400                   60,402

YAMAZAKI BAKING                                                                                   2,000                   12,510

YOKOGAWA ELECTRIC                                                                                 2,900                   20,669

Yamaha Motor                                                                                      1,000  (b)               7,446

Yamanouchi Pharmaceutical                                                                         4,300                  108,528

                                                                                                                      14,189,982

LUXEMBOURG--.1%

Arcelor                                                                                           5,365                   60,712

NETHERLANDS--5.1%

ABN AMRO                                                                                         19,929                  336,725

ASML                                                                                              7,230  (a)              62,451

Aegon                                                                                            18,130                  184,327

Akzo Nobel                                                                                        3,745                   83,254

Buhrmann                                                                                          1,227                    4,094

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

Hagemeyer                                                                                         1,242                    6,016

Heineken                                                                                          2,527  (b)              93,826

IHC Caland                                                                                          374                   19,304

ING Groep                                                                                        23,602                  383,245

Koninklijke Ahold                                                                                 9,254                   42,343

Koninklijke Luchtvaart Maatschappij                                                                 650                    4,584

Koninklijke (Royal) KPN                                                                          23,619  (a)             157,098

Koninklijke Numico                                                                                2,632                   24,556

Koninkiljke (Royal) Philips Electronics                                                          18,379                  341,918

Koninklijke Vendex KBB                                                                            1,357                   13,327

Oce                                                                                               1,000                    9,419

Reed Elsevier                                                                                     8,950                  101,880

Royal Dutch Petroleum                                                                            29,127                1,191,335

STMicroelectronics                                                                                7,985                  165,037

TPG                                                                                               4,908                   76,573

Unilever                                                                                          7,956                  501,214

VNU                                                                                               3,246                   94,186

Vedior                                                                                            1,381                    9,108

Wolters Kluwer                                                                                    4,304                   56,054

                                                                                                                       3,961,874

NEW ZEALAND--.2%

Auckland International Airport                                                                    2,592                    7,510

Carter Holt Harvey                                                                               15,900                   14,497

Contact Energy                                                                                    8,900                   21,655

Fisher & Paykel Appliances                                                                        2,392                   14,316

Fletcher Building                                                                                 8,122                   15,219

Telecom Corporation of New Zealand                                                               28,727                   76,968

Warehouse                                                                                         5,200                   16,288

                                                                                                                         166,453

NORWAY--.4%

Bergesen, Cl. A                                                                                     300  (b)               7,374

DnB                                                                                               6,800  (b)              32,456

Frontline                                                                                           600  (b)               6,345

Gjensidige NOR                                                                                      300  (b)              10,396

Kvaerner                                                                                          8,334  (a,b)             4,907

Merkantildata                                                                                     4,000  (a)               2,286

Norsk Hydro                                                                                       1,874  (b)              79,268


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORWAY (CONTINUED)

Norske Skogindustrier                                                                             1,250  (b)              17,148

Orkla                                                                                             2,969  (b)              51,762

Schibsted                                                                                           500  (b)               5,787

Smedvig, Cl. A                                                                                      400  (b)               1,955

Statoil                                                                                           6,675  (b)              52,940

Storebrand                                                                                        3,200  (a)              13,033

Tandberg                                                                                          1,400  (a)               5,442

Telenor                                                                                           6,081  (b)              24,332

Tomra Systems                                                                                     2,550  (b)              12,061

                                                                                                                         327,492

PORTUGAL--.4%

Banco BPI                                                                                         7,914                   21,109

Banco Comercial Portugues                                                                        22,304  (b)              31,612

Banco Espirito Santo                                                                              1,744  (b)              25,010

Brisa-Auto Estradas de Portugal                                                                   5,200  (b)              28,029

CIMPOR                                                                                            3,445  (a,b)            12,764

EDP                                                                                              27,400  (b)              49,537

Jeronimo Martins                                                                                  1,200  (a)               9,495

PT Multimedia                                                                                       600  (a)               9,408

Portugal Telecom                                                                                 13,134  (b)              93,955

Sonae                                                                                            19,560  (a)               8,513

                                                                                                                         289,432

SINGAPORE--.7%

Capitaland                                                                                       24,000                   13,922

Chartered Semiconductor Manufacturing                                                            11,000  (a,b)             4,274

City Developments                                                                                 7,000                   13,325

Creative Technology                                                                               1,000                    6,364

Cycle & Carriage                                                                                  2,518                    5,843

DBS                                                                                              14,059                   68,886

Fraser & Neave                                                                                    2,700                   12,165

Haw Par                                                                                             658                    1,208

Keppel                                                                                           11,500                   28,886

Neptune Orient Lines                                                                             19,000  (a)              13,055

Oversea-Chinese Banking                                                                          14,143                   75,271

Overseas Union Enterprise                                                                         1,000                    3,210

SembCorp Industries                                                                              16,037                   10,657

SembCorp Logistics                                                                                8,000                    8,065

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SINGAPORE (CONTINUED)

Singapore Airlines                                                                                7,000                   37,255

Singapore Press                                                                                   4,900                   45,534

Singapore Technologies Engineering                                                               23,000                   20,725

Singapore Telecommunications                                                                     94,900                   77,498

United Overseas Bank                                                                             17,112                  100,228

United Overseas Land                                                                             10,000                   9,743

Venture                                                                                           3,000                   25,006

                                                                                                                         581,120

SPAIN--3.5%

ACS                                                                                                 550  (b)              20,716

Acciona                                                                                             200                    9,598

Acerinox                                                                                            670                   24,966

Acesa Infraestructuras                                                                            1,598                   20,776

Altadis                                                                                           3,881                  100,044

Amadeus Global Travel Distribution                                                                4,900                   24,498

Banco Bilbao Vizcaya Argentaria                                                                  42,567                  428,493

Banco Santander Cental Hispano                                                                   62,841  (b)             493,719

Corporacion Mapfre                                                                                  300                    2,812

Endesa                                                                                           13,005  (b)             184,468

Fomento de Construcciones y Contratas                                                               731                   18,714

Gas Natural SDG                                                                                   2,460                   47,083

Grupo Dragados                                                                                    1,770  (b)              33,817

Grupo Ferrovial                                                                                     900  (b)              23,885

Iberdrola                                                                                        10,400                  167,480

Iberia Lineas Aereas de Espana                                                                    5,400                    9,462

Industria de Diseno Textil                                                                        3,108                   61,948

NH Hoteles                                                                                          900  (a)               8,085

Promotora de Informaciones                                                                        1,300                    9,866

Repsol YPF                                                                                       12,400                  180,591

Sociedad General de Aguas de Barcelona                                                            1,331                   15,478

Sol Melia                                                                                         1,541                    6,054

Telefonica                                                                                       69,066                  763,840

Telefonica Publicidad e Informacion                                                               1,800                    7,714

TelePizza                                                                                         1,000  (a,b)             1,172

Terra Networks                                                                                    4,440  (a)              23,586

Union Fenosa                                                                                      2,519                   35,056


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SPAIN (CONTINUED)

Vallehermoso                                                                                      1,470                   15,191

Zeltia                                                                                            1,600  (b)              12,499

                                                                                                                       2,751,611

SWEDEN--2.1%

AB SKF, Cl. A                                                                                       318                    9,291

AB SKF, Cl. B                                                                                       800  (b)              23,179

Assa Abloy, Cl. B                                                                                 4,200                   40,050

Atlas Copco, Cl. A                                                                                1,500  (b)              36,401

Atlas Copco, Cl. B                                                                                1,000  (b)              22,617

Drott, Cl. B                                                                                        700                    7,402

Electrolux, Cl. B                                                                                 4,400  (b)              82,570

Eniro                                                                                             2,000  (b)              15,282

Gambro, Cl. A                                                                                     3,532  (b)              19,863

Hennes & Mauritz, Cl. B                                                                           6,300  (b)             140,176

Hoganas, Cl. B                                                                                      500  (b)               9,322

Holmen, Cl. B                                                                                       400                   10,343

Modern Times, Cl. B                                                                                 600  (a)               6,712

Nordea                                                                                           36,452  (b)             193,312

OM                                                                                                  550  (b)               3,141

SAS                                                                                               1,500  (a)               7,188

SSAB Svenskt Stal, Ser. A                                                                           900  (b)              11,828

Sandvik                                                                                           3,127  (b)              79,516

Sapa                                                                                                600                   11,736

Securitas, Cl. B                                                                                  4,120                   48,354

Skandia Forsakrings                                                                              11,890  (b)              34,596

Skandinaviska Enskilda Banken, Cl. A                                                              6,720  (b)              69,831

Skanska, Cl. B                                                                                    5,600  (b)              32,383

Svenska Cellulosa, Cl. B                                                                          2,670  (b)              90,418

Svenska Handelsbanken, Cl. A                                                                      7,700  (b)             122,376

Svenska Handelsbanken, Cl. B                                                                        600  (b)               9,206

Swedish Match                                                                                     6,764  (b)              50,029

Telefonaktiebolaget LM Ericsson, Cl. B                                                          229,920  (a,b)           209,409

Tele2, Cl. B                                                                                        975  (a)              32,541

TeliaSonera                                                                                      28,654  (b)             101,939

Trelleborg, Cl. B                                                                                 1,200  (b)              11,443

Volvo, Cl. A                                                                                      1,522  (b)              29,213

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SWEDEN (CONTINUED)

Volvo, Cl. B                                                                                      2,325                   46,473

WM-data, Cl. B                                                                                    5,000                    6,785

                                                                                                                       1,624,925

SWITZERLAND--7.7%

ABB                                                                                              13,158  (a)              40,455

Adecco                                                                                            1,554                   59,580

Centerpulse                                                                                         164  (a)              35,852

Ciba Specialty Chemicals                                                                          1,000                   69,085

Clariant                                                                                          2,200  (b)              24,574

Compagnie Financiere Richemont                                                                    7,630                  112,793

Credit Suisse                                                                                    16,970  (b)             405,388

Forbo                                                                                                20                    6,193

Georg Fischer                                                                                        30                    2,969

Givaudan                                                                                             67  (b)              25,935

Holcim                                                                                              379                   71,117

Kudelski                                                                                            435  (a,b)             7,521

Kuoni Reisen                                                                                         30  (a)               6,591

Logitech International                                                                              516  (a)              19,022

Lonza                                                                                               480                   29,144

Nestle                                                                                            5,533                1,127,976

Nobel Biocare                                                                                       300                   16,706

Novartis                                                                                         38,416                1,515,340

Phonak                                                                                              350                    3,716

PubliGroupe                                                                                          40  (a)               7,402

Roche Holding (Bearer)                                                                              450                   46,284

Roche Holding-Genusschein                                                                         9,840  (b)             626,109

SGS Societe Generale de Surveillance                                                                 65  (b)              22,740

Schindler                                                                                            35                    5,858

Serono                                                                                               83                   45,040

Sulzer                                                                                               22                    2,713

Swatch (Bearer)                                                                                     420                   35,302

Swatch (Reg'd)                                                                                    1,320                   22,628

Swiss Re                                                                                          4,414  (b)             288,344

Swisscom                                                                                            340  (b)             105,161

Syngenta                                                                                          1,509  (b)              77,881

Synthes-Stratec                                                                                      41                   25,846

Tecan                                                                                               150  3,943


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND (CONTINUED)

UBS                                                                                              17,645                  837,172

Unaxis                                                                                              100                    7,981

Valora                                                                                               49                    8,797

Zurich Financial Services                                                                         1,922                  202,644

                                                                                                                       5,951,802

UNITED KINGDOM--26.2%

AMEC                                                                                              3,500                   12,978

ARM                                                                                              13,750  (a,b)            14,065

AWG                                                                                               2,168  (a)              18,555

Aegis                                                                                            14,500                   16,975

Aggreko                                                                                           3,100                    7,952

Amersham                                                                                          8,590                   61,746

Amvescap                                                                                          9,350                   50,808

Associated British Ports                                                                          4,300                   27,050

AstraZeneca                                                                                      23,852                  935,882

Aviva                                                                                            31,392                  220,758

BAA                                                                                              15,560                  120,116

BAE SYSTEMS                                                                                      47,481                   96,376

BBA                                                                                               6,007                   18,649

BG                                                                                               51,153                  204,593

BHP Billiton                                                                                     32,027                  163,799

BOC                                                                                               6,573                   82,887

BP                                                                                              312,564                1,980,737

BPB                                                                                               7,500                   37,159

BT                                                                                              124,139                  355,641

Balfour Beatty                                                                                    6,400                   18,335

Barclays                                                                                         91,916                  634,996

Barratt Developments                                                                              3,100                   20,710

Berkeley                                                                                          1,755                   17,521

Boots                                                                                            11,713                  107,174

Brambles Industries                                                                              10,050                   29,876

British Airways                                                                                   9,250  (a)              18,702

British American Tobacco                                                                         22,826                  218,890

British Land                                                                                      6,100                   39,777

British Sky Broadcasting                                                                         16,706  (a)             173,152

Bunzl                                                                                             7,223                   52,006

Cable & Wireless                                                                                 34,333                   41,292

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Cadbury Schweppes                                                                                28,329                  157,790

Canary Wharf                                                                                      7,700                   20,060

Capita                                                                                            9,000                   36,464

Carlton Communications                                                                            9,078                   15,234

Carnival                                                                                          2,605                   65,033

Celltech                                                                                          3,820  (a)              15,599

Centrica                                                                                         66,065                  175,541

Chubb                                                                                            12,250                   13,069

Close Brothers                                                                                    1,914                   16,496

Compass                                                                                          33,655                  154,913

Corus                                                                                            42,022  (a)               9,302

Daily Mail and General Trust                                                                      3,000                   25,916

De La Rue                                                                                         2,707                    9,908

Diageo                                                                                           44,233                   490,626

Dixons                                                                                           30,969                   55,064

EMI                                                                                              10,600                   20,330

Electrocomponents                                                                                 7,000                   34,962

Exel                                                                                              3,212                   30,801

FKI                                                                                               8,710                   10,336

FirstGroup                                                                                        5,500                   21,097

GKN                                                                                              10,550                   34,735

GUS                                                                                              13,160                  121,623

George Wimpey                                                                                     5,200                   20,777

GlaxoSmithKline                                                                                  83,782                 1,679,163

Granada                                                                                          48,320                   52,708

Great Portland Estates                                                                            5,400                   18,943

HBOS                                                                                             52,525                  615,339

HSBC                                                                                            146,292                1,602,776

Hammerson                                                                                         3,700                   26,906

Hanson                                                                                            9,977                   55,890

Hays                                                                                             22,570                   30,121

Hilton                                                                                           22,099                   54,039

IMI                                                                                               5,900                   25,884

Imperial Chemical Industries                                                                     18,375                   38,105

Imperial Tobacco                                                                                 10,086                  168,776

InterContinental Hotels                                                                           9,960  (a)              60,492

International Power                                                                              14,403  (a)              25,782


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Invensys                                                                                         44,309                   10,445

Johnson Matthey                                                                                   2,662                   35,462

Kelda                                                                                             4,733                   31,299

Kidde                                                                                             9,000                   10,357

Kingfisher                                                                                       38,371                  149,943

Land Securities                                                                                   6,245                   75,557

Legal & General                                                                                  93,371                  115,653

Lloyds TSB                                                                                       78,496                  516,252

LogicaCMG                                                                                        10,017                   17,691

Man                                                                                               3,035                   51,175

Marks & Spencer                                                                                  31,505                  146,779

Misys                                                                                             8,027                   24,568

Mitchells & Butlers                                                                               9,960  (a)              33,748

National Grid Transco                                                                            44,668                  293,415

Next                                                                                              3,627                   54,693

Novar                                                                                             7,400                   13,070

Pearson                                                                                          10,131                   84,441

Peninsular and Oriental Steam Navigation                                                          9,073                   27,987

Pilkington                                                                                       16,105                   15,701

Provident Financial                                                                               3,264                   29,944

Prudential                                                                                       26,988                  165,201

RMC                                                                                               3,796                   24,268

Rank                                                                                              7,746                   29,929

Reckitt Benckiser                                                                                 7,407                  130,635

Reed Elsevier                                                                                    17,285                  137,852

Rentokil Initial                                                                                 28,100                   83,983

Reuters                                                                                          23,643                   51,013

Rexam                                                                                             6,100                   38,120

Rio Tinto                                                                                        14,729                  281,546

Rolls-Royce                                                                                      23,286  (b)              33,774

Royal & Sun Alliance Insurance                                                                   26,474                   46,226

Royal Bank of Scotland                                                                           38,032                  997,476

SABMiller                                                                                        11,800                   81,284

SSL International                                                                                 1,900                    6,468

Safeway                                                                                          16,240                   70,599

Sage                                                                                             22,108                   49,026

Sainsbury (J)                                                                                    21,750                   82,212

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Schroders                                                                                           315                    3,060

Scottish & Newcastle                                                                             10,827                   61,863

Scottish & Southern Energy                                                                       11,609                  119,303

Scottish Power                                                                                   25,637                  159,288

Securicor                                                                                         8,900                   13,371

Serco                                                                                             5,682                   13,576

Severn Trent                                                                                      4,888                   55,857

Shell Transport & Trading                                                                       136,075                  815,013

Signet                                                                                           27,343                   36,709

Slough Estates                                                                                    6,000                   30,375

Smith & Nephew                                                                                    7,270                   77,733

Smiths                                                                                           13,789                   91,955

Stagecoach                                                                                       12,000                    8,439

Tate & Lyle                                                                                       5,102                   24,218

Taylor Woodrow                                                                                    6,900                   21,615

Tesco                                                                                           105,096                  332,580

3i                                                                                                7,413                   55,092

Unilever                                                                                         38,933                  382,682

United Business Media                                                                             3,894                   15,559

United Utilities                                                                                  7,401                   71,090

Vodafone                                                                                        958,900                1,892,714

WPP                                                                                              14,830                  105,533

Whitbread                                                                                         3,054                   30,238

Wolseley                                                                                          7,234                   69,948

                                                                                                                      20,345,360

TOTAL COMMON STOCKS

   (cost $87,333,535)                                                                                                 73,131,234

PREFERRED STOCKS--.4%
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--.2%

News Corporation                                                                                 28,408                  167,637

GERMANY--.2%

Fresenius Medical Care                                                                              300  (b)              10,412

Henkel KGaA                                                                                         800  (b)              51,515

Hugo Boss                                                                                           600                    8,035

Porsche                                                                                              70                   25,467

ProSiebenSat.1 Media                                                                              1,500  (b)               8,370


PREFERRED STOCKS (CONTINUED)                                                                     Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

RWE                                                                                                 546                   13,284

Volkswagen                                                                                        1,490  (b)              37,746

Wella                                                                                               200                   14,821

                                                                                                                         169,650

ITALY--.0%

Fiat                                                                                              1,100                    4,812

TOTAL PREFERRED STOCKS

   (cost $419,425)                                                                                                       342,099


OTHER INVESTMENTS--4.4%
-----------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     1,138,333  (c)           1,138,333

Dreyfus Institutional Cash Advantage Plus Fund                                                1,138,333  (c)           1,138,333

Dreyfus Institutional Preferred Plus Money Market Fund                                        1,138,334  (c)           1,138,334

TOTAL OTHER INVESTMENTS

   (cost $3,415,000)                                                                                                   3,415,000

                                                                                              Principal
SHORT-TERM INVESTMENTS--.5%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.05%, 6/12/2003

   (cost $399,508)                                                                              400,000  (d)             399,500

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--14.3%                                                                  Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $11,112,207)                                                                        11,112,207               11,112,207

TOTAL INVESTMENTS (cost $102,679,675)                                                             113.7%              88,400,040

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (13.7%)            (10,694,117)

NET ASSETS                                                                                        100.0%              77,705,923

(A) NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT APRIL 30, 2003,  THE TOTAL
     MARKET VALUE OF THE  PORTFOLIO'S  SECURITIES ON LOAN IS $10,654,762 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $11,112,207.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

(D)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

April 30, 2003 (Unaudited)

                                                                                                                     Unrealized
                                                                   Market Value                                    Appreciation
                                                                     Covered by                                   (Depreciation)
                                            Contracts              Contracts ($)            Expiration          at 4/30/200 ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

DJ Euro STOXX 50                                   34                   869,676              June 2003                  (13,542)

DJ STOXX 50                                        10                   256,792              June 2003                   10,134

Financial Times 100                                11                   687,935              June 2003                   (7,743)

Morgan Stanley Capital
   International Pan-Euro                          85                 1,303,376              June 2003                   61,985

S&P ASX 200                                         9                   419,961              June 2003                   (3,024)

TOPIX                                              14                   925,625              June 2003                   (4,281)

                                                                                                                         43,529

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned
   valued at $10,654,762)--Note 1(c)                    102,679,675  88,400,040

Cash                                                                    388,005

Cash denominated in foreign currencies                      415,365     426,476

Dividends and interest receivable                                       346,331

Receivable for shares of Common Stock subscribed                        122,246

Net unrealized appreciation on forward
   currency exchange contracts--Note 4                                   93,127

Receivable for investment securities sold                                19,562

Receivable for futures variation margin--Note 4                           8,290

                                                                     89,804,077
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            36,763

Liability for securities loaned--Note 1(c)                           11,112,207

Payable for shares of Common Stock redeemed                             949,184

                                                                     12,098,154
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       77,705,923
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     108,922,341

Accumulated undistributed investment income--net                        349,972

Accumulated net realized gain (loss) on investments                 (17,452,492)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions (including
  $43,529 net unrealized appreciation on financial futures)         (14,113,898)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       77,705,923
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)       8,857,635

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)    8.77

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $112,047 foreign taxes withheld at source)      894,220

Income from securities lending                                          28,787

Interest                                                                 9,610

TOTAL INCOME                                                           932,617

EXPENSES:

Management fee--Note 3(a)                                              138,180

Shareholder servicing costs--Note 3(b)                                  98,700

Interest expense--Note 2                                                   682

TOTAL EXPENSES                                                         237,562

INVESTMENT INCOME--NET                                                 695,055
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (3,042,442)

Net realized gain (loss) on forward currency exchange contracts        660,070

Net realized gain (loss) on financial futures                         (536,137)

NET REALIZED GAIN (LOSS)                                            (2,918,509)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions [including ($232,395)
  net unrealized (depreciation) on financial futures]                2,469,080

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (449,429)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   245,626

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            695,055             1,161,572

Net realized gain (loss) on investments        (2,918,509)           (7,433,789)

Net unrealized appreciation
   (depreciation) on investments                2,469,080            (5,466,179)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      245,626           (11,738,396)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (1,799,886)             (842,448)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  69,483,252           159,214,473

Dividends reinvested                            1,503,823               654,324

Cost of shares redeemed                       (73,847,621)         (137,547,364)

Redemption fee                                     29,635                 6,537

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (2,830,911)           22,327,970

TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,385,171)            9,747,126
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            82,091,094            72,343,968

END OF PERIOD                                  77,705,923            82,091,094

Undistributed investment income--net              349,972             1,454,803
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     8,151,285            15,845,097

Shares issued for dividends reinvested            173,852                61,729

Shares redeemed                                (8,702,629)          (13,495,421)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (377,492)            2,411,405

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2003                               Year Ended October 31,
                                                              ----------------------------------------------------------------------
                                                (Unaudited)            2002          2001          2000           1999        1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                8.89            10.60         14.18         14.95          12.25       11.27

Investment Operations:

Investment income--net                                 .08(a)           .15(a)        .15(a)        .19(a)         .17(a)      .12

Net realized and unrealized
   gain (loss) on investments                          .00(b)         (1.73)        (3.74)         (.78)          2.62         .96

Total from Investment Operations                       .08            (1.58)        (3.59)         (.59)          2.79        1.08

Distributions:

Dividends from
   investment income--net                             (.20)            (.13)           --          (.18)          (.09)       (.10)

Redemption fee reimbursement                           .00(b)           .00(b)        .01           .00(b)          --          --

Net asset value, end of period                        8.77             8.89         10.60         14.18          14.95       12.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       .87(c)        (15.12)       (25.25)        (4.09)         22.87        9.68
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .30(c)           .60           .60           .60            .60         .60

Ratio of net investment income
   to average net assets                               .87(c)          1.44          1.26          1.21           1.27        1.32

Portfolio Turnover Rate                               6.75(c)         24.12         30.02         15.32           9.01       22.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      77,706           82,091        72,344        51,619         37,504      24,887

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus International Stock Index Fund (the "fund") is a separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to provide investment results that correspond to the net dividend and total return performance of equity securities of international issuers in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia, Far East (Free) Index. The Dreyfus Corporation (the "
Manager" ) serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $8,991,103 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $58,106 of the carryover expires in fiscal 2005, $167,514 expires in fiscal 2006, $2,874,348 expires in fiscal 2009 and $5,891,135 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002, was as follows: ordinary income $842,448. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2003 was approximately $78,500, with a related weighted average annualized interest rate of 1.75%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .35 of 1% of the value of the fund's average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, commitment fees, interest, Shareholder Services Plan fees, fees and expenses of non-interested Board Members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board Members (including counsel fees) . Each Board member also serves as a Board Member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager were in fact paid directly by the Manager to the non-interested Board members.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, a fee at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, the fund was charged $98,700 pursuant to the Shareholder Services Plan.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests it available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended April 30, 2003, the fund derived $23,695 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended April 30, 2003, amounted to $5,006,760 and $5,352,766, respectively.

The fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The following summarizes open forward currency exchange contracts at April 30, 2003:


                                                    Foreign                                                         Unrealized
Forward Currency                                   Currency                                                       Appreciation
    Exchange Contracts                              Amounts           Cost ($)             Value ($)         (Depreciation) ($)
-----------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Australian Dollars,
    expiring 6/19/2003                              653,631           400,559               407,016                      6,457

British Pounds,
    expiring 6/19/2003                              437,943           693,024               697,871                      4,847

Euro, expiring
    6/19/2003                                     2,282,151         2,459,667             2,542,773                     83,106

Japanese Yen,
    expiring 6/19/2003                           31,239,330           263,688               262,405                     (1,283)

    TOTAL                                                                                                               93,127

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of thes deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of April 30, 2003, are set forth in the Statement of Financial Futures.

At  April  30,  2003, accumulated net unrealized depreciation on investments was
$14,279,635,   consisting   of  $4,391,212  gross  unrealized  appreciation  and
$18,670,847 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund




                For More Information



                        Dreyfus International
                        Stock Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  079SA0403







ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INDEX FUNDS, INC.

By: /s/Stephen E. Canter
    _____________________
    Stephen E. Canter
    President

Date:  June 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  June 26, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.